PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND

                                                               SEMIANNUAL REPORT

Dear Shareholder,                                                July 15, 1999

We are pleased to present you with the semiannual report for the PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund and the PaineWebber High Income Fund for the six-month period ended May 31, 1999.

MARKET REVIEW
------------------------------------------------------------------------------
[GRAPHIC]

   The bond markets went through a two-phase sell-off during the six-month period ended May 31, 1999. In January, Brazil was forced to devalue its currency. This devaluation, while bad news for Brazil, did not cause worldwide problems, as did Russia's devaluation in August 1998. The highly leveraged investments that destabilized the markets last August were gone by January 1999 and the sell-off was confined largely to Brazil. The contained response suggested that other countries' economies and financial markets had bottomed and might start to recover. At the same time, the consensus forecast of 1999 U.S. economic growth rose significantly, from 2% at year-end 1998 to 3.5% in January 1999, a portent of higher interest rates. Taking these events together, investors became bearish on bonds, leading to phase one of the sell-off in February.

   Phase two came in late April, when the markets began operating in post-crisis mode. Oil prices filtered through the consumer price index to remind investors that global economic improvement could have inflationary consequences for commodities. The commodity deflation and U.S. dollar strength that resulted from the Asian crisis had moderated wage increases in the United States, even though labor was in short supply. Investors had come to fear that low unemployment without the offsetting commodity deflation would result in higher wage increases.

   The dominant theme driving bond yields changed from deflation contagion to a reassessment of inflation risk. The Federal Reserve announced a bias toward raising short-term interest rates, citing as reasons the rapid growth of domestic demand, reduced global risk and few apparent offsets to inflation. Investors took this to mean that the Federal Reserve might raise rates at its June 29-30 Open Market Committee meeting, and bond yields rose in response. The yield on the 30-year U.S. Treasury bond rose from 5.07% at the beginning of the period to 5.82% at period-end. The Federal Reserve did in fact raise interest rates by a quarter-point on June 30, 1999 and adopted a neutral stance on short-term interest rates. Investors reacted positively, as they interpreted this announcement to mean the Fed was not planning to raise rates at its meeting in August.

   As the period commenced, yield premiums to Treasurys stood historically high among the spread sectors--corporate, asset-backed and mortgage-backed securities that pay higher yields to compensate for their higher risk. The spread sectors rebounded strongly in the period despite near-record levels of issuance. Toward the end of the period spreads widened again in response to:

- Profit-taking in the corporate and mortgage sectors.

- Heavy net issuance of corporates, asset-backed securities, commercial mortgage-backed securities and high-yield bonds.

- Fears that an aggressive Fed rate increase would disrupt the stock market and cause a "hard landing" of the economy.

[SIDEBAR]
PAINEWEBBER U.S.
GOVERNMENT INCOME FUND
FUND PROFILE

[GRAPHIC] GOAL:
High current income
consistent with preservation of capital
and liquidity

[GRAPHIC] PORTFOLIO MANAGER:
Nirmal Singh,
Mitchell Hutchins
Asset Management Inc.

[GRAPHIC] TOTAL NET ASSETS:
$308.1 million as of
May 31, 1999

[GRAPHIC] DIVIDEND PAYMENTS:
Monthly


PAINEWEBBER
U.S. GOVERNMENT
INCOME FUND
Portfolio Characteristics*
--------------------------------------

Weighted Avg Life              9.9 Yrs
Weighted Avg Duration         5.41 Yrs
Credit Quality                  Agency
--------------------------------------
Asset Allocations*
--------------------------------------

Mortgages                        56.2%
Treasurys                        20.6%
Agencies                         23.2%
--------------------------------------

SEMIANNUAL REPORT
OUTLOOK
Most countries except the United States must solve structural economic problems before they can hit their full stride. Until the countries solve their problems, the global economy is likely to improve but grow below trend. That said, global growth and rising commodity prices represent risks to the bond markets. If inflation rises, then current historically low inflation-risk premiums also could rise. Productivity growth in the U.S. has reduced inflation for the last few years, but may not be able to counter rising wage pressures in the future.
   In light of our view, we expect the following over the next six months:
- Market rates to stay in a trading range, with the long bond yielding
5.75-6.25%.
- The Federal Reserve to raise the short-term interest rate by 50 basis points (a basis point equals 1/100th of one percent), an increase that appears to be discounted in the market already.
- Corporate bond spreads to tighten, based on the strong economy and improved corporate profits.
- Spread sectors to outperform Treasurys in a range-bound interest-rate environment.

------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE--TOTAL RETURNS FOR SIX MONTHS ENDED 5/31/99


                             Before Sales Charges    After Maximum Sales Charges
-------------------------------------------------------------------------------------------------------------------
  Class A Shares                            -1.76%                -5.66%
  Class B Shares                            -2.17%                -6.94%
  Class C Shares                            -2.02%                -2.74%
  Class Y Shares                            -1.61%                -1.61%
  Lehman Brothers Government Bond Index     -1.85%                  N/A
-------------------------------------------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y Shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

   All share classes lost money for the six months ended May 31, 1999. Several classes nonetheless outperformed the Lehman Brothers Government Bond Index (the "Index"), which lost 1.85% for the period. We attribute the losses to rising market yields, which affected the entire bond market, and to the Fund's exposure to U.S. Treasury securities, which lagged other sectors during the period. We trimmed the Fund's Treasury holdings (20.6%*) and mortgaged-backed securities (56.2%) and increased exposure to agencies (23.2%). These moves helped the Fund's performance relative to the Index but did not completely offset the market losses.

   During the period we rotated between agency pass-throughs and agency debentures based on relative valuations. We are comfortable with the Fund's current exposure based on our belief that the Federal Reserve is likely to raise rates moderately, and that the economy will most likely land softly. Also, spreads to Treasurys are still wider than average and seem likely to narrow. Consequently, we expect to maintain the Fund's defensive stance, targeting a lower than normal level of interest rate risk.


* Weightings represent percentage of net assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND

                                                        SEMIANNUAL REPORT
-------------------------------------------------------------------------------
PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE--TOTAL RETURNS FOR SIX MONTHS ENDED 5/31/99

                                         Before Sales Charges  After Maximum Sales Charges
-------------------------------------------------------------------------------------------
  Class A Shares                               0.79%                 -2.09%
  Class B Shares                               0.42%                 -2.53%
  Class C Shares                               0.47%                 -0.27%
  Class Y Shares                               0.92%                  0.92%
  Merrill Lynch 1-3 Year U.S. Treasury Index   1.21%                    N/A
-------------------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y Shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--

Interest rates rose as much as 100 basis points during the six month period ended May 31, 1999, as signs that inflation was picking up prompted concern that the Federal Reserve would tighten monetary policy to cool the expanding economy. The Fed cut interest rates three times last year to avert credit squeeze and calm financial markets in the face of global economic turmoil. Since then, the U.S. economy has proved stronger than expected, labor markets have tightened, the stock market has continued to rise and previously slumping economies outside the U.S. have begun to recover. While acknowledging the potentially inflationary impact of these developments, the Fed refrained from raising rates during the period as other factors worked to restrain inflation, such as improving productivity and slowing growth in wage costs.

   During the period the Fund modestly outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, despite the sharp rise in interest rates--which is typically negative for bond prices and returns. The Fund's duration, or sensitivity to changes in interest rates, was above that of the benchmark during the period, and detracted from returns as rates climbed. However, the Fund's sector allocation, which includes an emphasis on mortgage-backed securities (73.3%*), more than offset the impact of rising rates. Mortgages outpaced Treasurys during the period as rising rates made homeowners less inclined to refinance their mortgages or make prepayments, and allowing the Fund and other investors to take full advantage of mortgages' higher yields.


* Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

[SIDEBAR]

PAINEWEBBER LOW DURATION
U.S. GOVERNMENT INCOME FUND
FUND PROFILE

GOAL:
High income with
preservation of capital
and low NAV volatility

PORTFOLIO
MANAGER/SUBADVISER:
William Powers
Pacific Investment
Management Company

TOTAL NET ASSETS:
$135.0 million as of
May 31, 1999

DIVIDEND PAYMENTS:
Monthly


PAINEWEBBER LOW DURATION
U.S. GOVERNMENT INCOME FUND

ASSET ALLOCATION

Mortgage Backed Securities         73.3%
Cash & Cash Equivalents            20.4%
U.S. Gov't and Agency Obligations   6.3%


Portfolio Characteristics*
----------------------------------------

Weighted Avg Life              3.53 Yrs
Weighted Avg Duration          2.43 Yrs
Credit Quality                      AAA
----------------------------------------

SEMIANNUAL REPORT

GOING FORWARD--
We think inflation will remain relatively subdued over the next six to nine months, which should foster a more stable, range-bound interest rate environment. In this setting, we will target duration modestly above the benchmark to take advantage of higher yields offered by longer-maturity securities such as mortgages, which we believe remain the most prudent way to enhance portfolio yield without adding undue risk. We will continue to focus our mortgage investments in segments of the market where prepayment risk is minimized, such as discount coupons and collateralized mortgage obligations
(CMOs). We will also place some focus on U.S. Inflation Protected Bonds to take advantage of high inflation-adjusted yields.

[SIDEBAR]

PAINEWEBBER INVESTMENT
GRADE INCOME FUND
FUND PROFILE

GOAL:
High current income
consistent with
preservation of capital
and liquidity

PORTFOLIO MANAGERS:
Julieanna Berry,
James F. Keegan
Mitchell Hutchins
Asset Managment Inc.

TOTAL NET ASSETS:
$282.1 million as of
May 31, 1999

DIVIDEND PAYMENTS:
Monthly


PAINWEBBER INVESTMENT GRADE INCOME FUND

Top Five Sectors*

U.S. Government/Agencies        17.3%

Finance/Banking                 12.0%

Mortgage-Backed Securities       8.8%

Cable/Media                      8.6%

Insurance                        7.4%

--------------------------------------------------------------------------------
PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE--TOTAL RETURNS FOR SIX MONTHS ENDED 5/31/99

                                   Before Sales Charges  After Maximum Sales Charges
------------------------------------------------------------------------------------
  Class A Shares                              -1.76%                  -5.70%
  Class B Shares                              -2.13%                  -6.90%
  Class C Shares                              -2.00%                  -2.72%
  Class Y Shares                              -1.62%                  -1.62%
  Lehman Brothers Corp Bond Index             -1.47%                    N/A
------------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For share owners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y Shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS--
All share classes lost money for the six months ended May 31, 1999, and lagged the Lehman Brothers Corporate Bond Index (the "Index"). We attribute the losses to rising interest rates, which affected the entire bond market. The Fund's positioning within the corporate sector helped performance, but not enough to offset the negative impact of rising rates.

   The yield curve flattened (i.e., the differences between short and long maturities diminished) as we had expected, which produced gains among the Fund's holdings of higher-coupon, "off-the-run"1 call-protected bonds. We trimmed some of those positions at a profit: we reduced News Corp from 3.9% to 3.1%,* sold off Orion Capital Trust 1 and reduced Tele-Communications Inc. (TCI) from 4.4% to 2.8%. In the last report we mentioned TCI as a potential credit upgrade pending its acquisition by AT&T. After the acquisition was completed, the Fund's TCI holdings were upgraded to A3/A from BA2/BB+, a rare, six-notch rise up the credit-quality scale. Overall, we reduced the Fund's position in higher-coupon, off-the-run call-protected bonds from 24.6% on November 30, 1998 to 15.9% on May 31, 1999. We believe these core positions will continue to benefit Fund performance.


(1) "Off-the-run" refers to bonds issued by lesser-known companies, which trade less actively than the bonds of well-known issuers.
* Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND
                                                              SEMIANNUAL REPORT

GOING FORWARD--
We think we are still in a maturing credit cycle, and believe that industry allocation and security selection will be the keys to performance. We expect to maintain the Fund's defensive orientation with an emphasis on domestic issuers. The Fund now has a slightly shorter-than-normal duration as a defense against rising interest rates. (Duration is a measure of interest rate risk.) We intend to continue making opportunistic use of crossovers2 and the upper tier of the high-yield market as permitted.

   We expect to continue the Fund's emphasis on stable industries with favorable risk/return characteristics. Our current favorites include*:

- INDEPENDENT FINANCE COMPANIES (e.g., consumer/commercial lenders)--profit margins are still wide and credit quality is strong; with no recession in sight, we expect these companies will outperform.

- MONOLINE CONSUMER CREDIT COMPANIES (e.g., credit card issuers)--attractive for the same reasons as independent finance companies.

- INSURANCE COMPANIES--high credit quality and higher yields vs. comparably rated banks and industrials make these issuers attractive in most market environments.

- CABLE/MEDIA COMPANIES--acquisition targets now, as telecommunications companies seek direct access into consumers' homes, the last mile of their business. Also a source of steady, reliable earnings and therefore a sector of high credit quality.

----------------------------------------------------------------------------
PAINEWEBBER HIGH INCOME FUND

REPORT HIGHLIGHTS--

- Communications remained the Fund's largest sector, with an emphasis on international long distance companies.*

- Fund performance was hurt by the two-phase sell-off between 11/30/98 and 5/31/99 and by the Fund's exposure to smaller issues, which generally fared worse than the overall market. We began reorienting the Fund toward larger issues.

- With spreads above average and issuance likely to tail off, we think the high-yield sector is poised to outperform.

PERFORMANCE--TOTAL RETURNS OF SIX MONTHS ENDED 5/31/99


                                     Before Sales Charges  After Maximum Sales Charges
--------------------------------------------------------------------------------------
  Class A Shares                           3.86%                  -0.33%
  Class B Shares                           3.63%                  -1.31%
  Class C Shares                           3.61%                   2.87%
  Class Y Shares                           4.15%                   4.15%
  CS First Boston High Yield Index         2.53%                     N/A
---------------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y Shares are not subject to sales charges.

(2) Companies that straddle the investment-grade and noninvestment-grade sectors of the market.

* Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

[SIDEBAR]

PAINEWEBBER
INVESTMENT GRADE
INCOME FUND

Portfolio Quality*

AAA   24.3%    BB      17.2%
AA     7.5%    B        1.7%
A     24.6%    Below B  1.6%
BBB   21.8%    Cash     1.3%

PAINEWEBBER HIGH
INCOME FUND
FUND PROFILE

GOAL:
High income

PORTFOLIO MANAGER/SUBADVISER:
Thomas J. Libassi,
Mitchell Hutchins Asset
Management Inc.

TOTAL NET ASSETS:
$497.7 million as of May 31, 1999

DIVIDEND PAYMENTS:
Monthly

SEMIANNUAL REPORT

[SIDEBAR]

PAINWEBBER
HIGH INCOME FUND

Credit Quality*

22.5%  BB & Higher   15.0% Non-Rated
49.7%  B              2.2% Cash
 4.6%  CCC & Lower    6.0% Equity/Preferred

TOP FIVE SECTORS*

Communications (fixed)  16.3%
Cable                    9.5%
Service                  9.2%
Technology               7.4%
Food & Beverage          5.0%

PORTFOLIO STATISTICS*
------------------------------------

Weighted Avg Life           7.79 Yrs
Weighted Avg Duration       5.01 Yrs
Weighted Avg Price            $84.51
------------------------------------

HIGHLIGHTS--

    Smaller issues can still be attractive, though we now demand a higher return to compensate for the higher risk of owning them. Mostly we are looking at secondary market purchases, where the bonds may be available at discounts to face value and may include enhancements such as equity participation. Because of our higher demands, the Fund's allocation to smaller issues dropped from 48.9% in July 1998 to 41.7% as of May 31, 1999.*

    The Fund's largest sector weighting remains fixed communications (16.3%), where we are emphasizing international long distance companies. Two companies we like are Viatel (3.1%), which is building a European fiber optic network, and Barak (0.7%), a competitive long distance carrier in Israel. In the U.S. we continue to focus on companies with extensive fiber optic networks such as Metromedia Fiber (1.4%) and Northeast Optic Network (0.6%). While we still find competitive local exchange carriers attractive, we are opting to take profits given their significant price appreciation. In cable, the second largest sector weighting, we favor new entrants that offer integrated voice data and video, such as RCN Corporation (1.0%).

    The entire healthcare sector has suffered because of the distress in one of its sub-sectors, long-term healthcare. As a result, we think other sub-sectors offer attractive prices without the distress. The Fund is underweighted in the sector overall (2.9%), but we are opportunistically buying bonds from sub-sectors such as acute-care hospitals, which we believe are cheap yet still have strong fundamentals. The Fund recently purchased bonds issued by Triad Hospitals (0.6%), a new issuer in the market. The Triad bonds were offered at some of the best prices we've seen in the healthcare sector in a long time.

    We are applying the same opportunistic sub-sector strategy in the energy sector (5.0%), where we favor oil service companies over exploration and production companies. For example, the Fund purchased Pride International (0.5%), an offshore services company that focuses on deepwater operations. Deepwater work is more expensive and requires rig operators to make longer-term commitments to the service companies--which makes the oil service companies' interest payments more reliable.

    As a result of the interest rate backup at the end of May, high-yield spreads have widened somewhat. In light of this widening we intend to focus more on BB-rated bonds, which now yield around 9%. We expect new bond issuance to remain lighter through 1999 than it was in 1998--in fact, we think we may be seeing this year's surge of issuance now, as borrowers rush to market ahead of year-end and potential Y2K problems. If supply diminishes later in the year, we believe spreads will tighten again, so this seems like a good time to take advantage of the attractive yields in BB credits.
GOING FORWARD--
    Our 1999 outlook is for gross domestic product growth of about 3% and inflation around 2%. We do not see any signs of recession. High-yield spreads are still well above the 15-year average of 491 basis points and new issuance continues at a rate below the 1998 level despite the increase in April and May. We expect the high-yield sector to outperform against a backdrop of range-bound interest rates. Solid fundamentals and slowly improving technicals should also help support the market. Credit analysis of individual companies remains critical, however, since quality and price vary so greatly in the high-yield market.


* Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on the PaineWebber U.S. Government Income Fund, the PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund, the PaineWebber High Income Fund, or another fund in the PaineWebber Family of Funds,3 please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander      /s/ Brian M. Storms          /s/ Dennis l. McCauley

MARGO ALEXANDER          BRIAN M. STORMS              DENNIS L. MCCAULEY
Chairman and             President and                Chief Investment Officer -
Chief Executive Officer  Chief Operating Officer      Fixed Income
Mitchell Hutchins        Mitchell Hutchins            Mitchell Hutchins
Asset Management Inc.    Asset Management Inc.        Asset Management Inc.




/s/ Nirmal Singh         /s/ William C. Powers        /s/ Julieanna M. Berry
NIRMAL SINGH             WILLIAM C. POWERS            JULIEANNA M. BERRY
Portfolio Manager,       Managing Director, Pacific   Portfolio Manager,
PaineWebber              U.S. Investment Management   PaineWebber Investment
Government Income Fund   Company Porfolio Manager,    Grade Income Fund
                         PaineWebber Low Duration
                         U.S. Government Income Fund




/s/ James F. Keegan      /s/ Thomas J. Libassi
JAMES F. KEEGAN          THOMAS J. LIBASSI
Portfolio Manager,       Portfolio Manager,
PaineWebber Investment   PaineWebber High
Grade Income Fund        Income Fund

   This letter is intended to assist shareholders in understanding how the Funds performed during the six-month period ended May 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(3) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                             NET ASSET VALUE                          TOTAL RETURN(1)
                                 ----------------------------------------   -----------------------------------
                                                                             12 MONTHS ENDED       6 MONTHS
                                  05/31/99     11/30/98       05/31/98          05/31/99        ENDED 05/31/99
---------------------------------------------------------------------------------------------------------------
Class A Shares                      $8.79        $9.20       $9.00                3.43%              (1.76)%
---------------------------------------------------------------------------------------------------------------
Class B Shares                       8.79         9.20       9.00                 2.56               (2.17)
---------------------------------------------------------------------------------------------------------------
Class C Shares                       8.78         9.19       8.99                 2.88               (2.02)
---------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS        DIVIDENDS            TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED          PAID(2)           RETURN(1)
---------------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                  $ 9.57       $ 9.78           --          $0.3515                  5.95%
---------------------------------------------------------------------------------------------------------------
1985                                 9.78        10.32           --           1.2600                 19.79
---------------------------------------------------------------------------------------------------------------
1986                                10.32        10.21        $0.0053         1.1924                 11.18
---------------------------------------------------------------------------------------------------------------
1987                                10.21         9.34         0.0027         0.9160                  0.59
---------------------------------------------------------------------------------------------------------------
1988                                 9.34         9.18           --           0.8718                  7.83
---------------------------------------------------------------------------------------------------------------
1989                                 9.18         9.49           --           0.7994                 12.58
---------------------------------------------------------------------------------------------------------------
1990                                 9.49         9.57           --           0.7883                  9.67
---------------------------------------------------------------------------------------------------------------
1991                                 9.57        10.18           --           0.7683                 14.89
---------------------------------------------------------------------------------------------------------------
1992                                10.18        10.05           --           0.7372                  6.37
---------------------------------------------------------------------------------------------------------------
1993                                10.05        10.03           --           0.6590                  6.48
---------------------------------------------------------------------------------------------------------------
1994                                10.03         8.40           --           0.6014                (10.51)
---------------------------------------------------------------------------------------------------------------
1995                                 8.40         9.21           --           0.5807                 17.04
---------------------------------------------------------------------------------------------------------------
1996                                 9.21         8.74           --           0.5454                  0.98
---------------------------------------------------------------------------------------------------------------
1997                                 8.74         9.00           --           0.5355                  9.44
---------------------------------------------------------------------------------------------------------------
1998                                 9.00         9.18           --           0.5128                  7.91
---------------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    9.18         8.79           --           0.1986                 (2.11)
---------------------------------------------------------------------------------------------------------------
                                                 Total:       $0.0080       $11.3183
---------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURN AS OF 05/31/99:       200.60%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS        DIVIDENDS            TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED           PAID             RETURN(1)
---------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $ 9.59       $10.19           --          $0.3535                 10.09%
---------------------------------------------------------------------------------------------------------------
1992                                10.19        10.05           --           0.6599                  5.31
---------------------------------------------------------------------------------------------------------------
1993                                10.05        10.04           --           0.5821                  5.78
---------------------------------------------------------------------------------------------------------------
1994                                10.04         8.40           --           0.5317                (11.28)
---------------------------------------------------------------------------------------------------------------
1995                                 8.40         9.21           --           0.5119                 16.14
---------------------------------------------------------------------------------------------------------------
1996                                 9.21         8.74           --           0.4789                  0.22
---------------------------------------------------------------------------------------------------------------
1997                                 8.74         9.00           --           0.4687                  8.61
---------------------------------------------------------------------------------------------------------------
1998                                 9.00         9.18           --           0.4379                  7.03
---------------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    9.18         8.79           --           0.1697                 (2.43)
---------------------------------------------------------------------------------------------------------------
                                                Totals:       $0.0000        $4.1943
---------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURN AS OF 05/31/99:        45.81%
---------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

(2)  Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                 ----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING      ENDING      DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                  $10.13       $10.05          --         $   0.3281             2.16%
----------------------------------------------------------------------------------------------------------
1993                                10.05        10.02          --             0.6089             5.85
----------------------------------------------------------------------------------------------------------
1994                                10.02         8.39          --             0.5557           (10.97)
----------------------------------------------------------------------------------------------------------
1995                                 8.39         9.20          --             0.5345            16.46
----------------------------------------------------------------------------------------------------------
1996                                 9.20         8.73          --             0.5008             0.47
----------------------------------------------------------------------------------------------------------
1997                                 8.73         8.99          --             0.4910             8.90
----------------------------------------------------------------------------------------------------------
1998                                 8.99         9.17          --             0.4660             7.36
----------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    9.17         8.78          --             0.1801            (2.31)
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0000      $   3.6651
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/99:        28.66%
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                                             % RETURN AFTER DEDUCTING
                                    % RETURN WITHOUT SALES CHARGE              MAXIMUM SALES CHARGE
                                 -----------------------------------    -----------------------------------
                                                CLASS                                  CLASS
                                 -----------------------------------    -----------------------------------
                                    A*           B**         C***          A*           B**         C***
-----------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/99          1.29%        0.46%        0.77%       (2.79)%      (4.33)%       0.05%
-----------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/99             5.78         4.96         5.22         4.92         4.64         5.22
-----------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/99              6.18          N/A          N/A         5.75          N/A          N/A
-----------------------------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/99+                   7.63         4.70         3.52         7.33         4.70         3.52
-----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1999 and since inception, September 11, 1991 through May 31, 1999, Class Y shares have a total return of (1.61)% and 49.25%, respectively. For the twelve months ended June 30, 1999, the five years ended June 30, 1999 and for the period since inception through June 30, 1999, Class Y shares have an average annual total return of 1.61%, 6.08% and 5.14%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                           NET ASSET VALUE                     TOTAL RETURN(1)
                                 -----------------------------------   -------------------------------
                                                                         12 MONTHS         6 MONTHS
                                 05/31/99     11/30/98     05/31/98    ENDED 05/31/99   ENDED 05/31/99
------------------------------------------------------------------------------------------------------
Class A Shares                   $   2.34     $   2.38     $   2.38          3.66%          0.79%
------------------------------------------------------------------------------------------------------
Class B Shares                       2.34         2.38         2.38          2.84          0.42
------------------------------------------------------------------------------------------------------
Class C Shares                       2.34         2.38         2.38          2.99          0.47
------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                    NET ASSET VALUE         CAPITAL
                                 ----------------------      GAINS       DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED      PAID          RETURN(1)
------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50     $   2.48        --       $   0.0812             2.48%
------------------------------------------------------------------------------------------------------
1994                                 2.48         2.25        --           0.1217            (4.39)
------------------------------------------------------------------------------------------------------
1995                                 2.25         2.35        --           0.1357            10.75
------------------------------------------------------------------------------------------------------
1996                                 2.35         2.34        --           0.1360             5.57
------------------------------------------------------------------------------------------------------
1997                                 2.34         2.37        --           0.1307             7.05
------------------------------------------------------------------------------------------------------
1998                                 2.37         2.39        --           0.1272             6.36
------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    2.39         2.34        --           0.0476            (0.11)
------------------------------------------------------------------------------------------------------
                                                Totals:     $0.0000    $   0.7801
------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 05/31/99:        30.29%
------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE         CAPITAL
                                 ----------------------      GAINS       DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED      PAID          RETURN(1)
------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50     $   2.48        --       $   0.0687             1.97%
------------------------------------------------------------------------------------------------------
1994                                 2.48         2.25        --           0.1034            (5.14)
------------------------------------------------------------------------------------------------------
1995                                 2.25         2.35        --           0.1157             9.79
------------------------------------------------------------------------------------------------------
1996                                 2.35         2.34        --           0.1171             4.72
------------------------------------------------------------------------------------------------------
1997                                 2.34         2.37        --           0.1115             6.19
------------------------------------------------------------------------------------------------------
1998                                 2.37         2.38        --           0.1077             5.06
------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    2.38         2.34        --           0.0400             0.03
------------------------------------------------------------------------------------------------------
                                                Totals:     $0.0000    $   0.6641
------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 05/31/99:        24.11%
------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
-----------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                $   2.50      $   2.48         --          $   0.0730             2.14%
-----------------------------------------------------------------------------------------------------------
1994                                 2.48          2.25         --              0.1094            (4.89)
-----------------------------------------------------------------------------------------------------------
1995                                 2.25          2.35         --              0.1217            10.09
-----------------------------------------------------------------------------------------------------------
1996                                 2.35          2.34         --              0.1221             4.94
-----------------------------------------------------------------------------------------------------------
1997                                 2.34          2.37         --              0.1167             6.43
-----------------------------------------------------------------------------------------------------------
1998                                 2.37          2.38         --              0.1124             5.27
-----------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    2.38          2.34         --              0.0415             0.06
-----------------------------------------------------------------------------------------------------------
                                                 Totals:    $   0.0000      $   0.6968
-----------------------------------------------------------------------------------------------------------
                                                   CUMULATIVE TOTAL RETURN AS OF 05/31/99:        25.80%
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                  % RETURN WITHOUT SALES     % RETURN AFTER DEDUCTING
                                          CHARGE               MAXIMUM SALES CHARGE
                                 ------------------------   --------------------------
                                          CLASS                       CLASS
                                 ------------------------   --------------------------
                                  A*      B**      C***       A*      B**       C***
--------------------------------------------------------------------------------------
Twelve Months Ended 06/30/99      3.03%   1.80%      1.94%    0.09%   (1.12)%     1.21%
--------------------------------------------------------------------------------------
Five Years Ended 06/30/99         6.48    5.53       5.76     5.83     5.53       5.76
--------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/99+               4.38    3.57       3.71     3.85     3.57       3.71
--------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

* Maximum sales charge for Class A shares is 3% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after 4 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations is May 3, 1993 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1999 and since inception, October 20, 1995 through May 31, 1999, Class Y shares have a total return of 0.92% and 23.36%, respectively. For the twelve months ended June 30, 1999 and for the period since inception through June 30, 1999, Class Y shares have an average annual return of 3.29% and 5.86%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                            NET ASSET VALUE                        TOTAL RETURN(1)
                                ----------------------------------------   -------------------------------
                                                                             12 MONTHS         6 MONTHS
                                 05/31/99     11/30/98       05/31/98      ENDED 05/31/99   ENDED 05/31/99
----------------------------------------------------------------------------------------------------------
Class A Shares                  $  10.28      $  10.79        $10.97            (0.04)%          (1.76)%
----------------------------------------------------------------------------------------------------------
Class B Shares                     10.28         10.79         10.97            (0.80)           (2.13)
----------------------------------------------------------------------------------------------------------
Class C Shares                     10.28         10.79         10.97            (0.54)           (2.00)
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                    NET ASSET VALUE
                                -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                  BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
08/31/84-12/31/84               $   9.57      $   9.77          --         $   0.3549             5.88%
----------------------------------------------------------------------------------------------------------
1985                                9.77         10.52          --             1.3080            22.76
----------------------------------------------------------------------------------------------------------
1986                               10.52         10.75     $   0.0125          1.2060            14.47
----------------------------------------------------------------------------------------------------------
1987                               10.75          9.55         0.0279          0.9846            (1.51)
----------------------------------------------------------------------------------------------------------
1988                                9.55          9.51          --             0.8603             8.88
----------------------------------------------------------------------------------------------------------
1989                                9.51          9.77          --             0.8363            11.98
----------------------------------------------------------------------------------------------------------
1990                                9.77          9.54          --             0.8284             6.47
----------------------------------------------------------------------------------------------------------
1991                                9.54         10.42          --             0.8180            18.56
----------------------------------------------------------------------------------------------------------
1992                               10.42         10.50          --             0.8081             8.87
----------------------------------------------------------------------------------------------------------
1993                               10.50         11.08          --             0.7920            13.35
----------------------------------------------------------------------------------------------------------
1994                               11.08          9.70          --             0.7659            (5.59)
----------------------------------------------------------------------------------------------------------
1995                                9.70         10.79          --             0.7525            19.61
----------------------------------------------------------------------------------------------------------
1996                               10.79         10.46          --             0.7287             3.98
----------------------------------------------------------------------------------------------------------
1997                               10.46         10.92          --             0.7403            11.93
----------------------------------------------------------------------------------------------------------
1998                               10.92         10.72          --             0.7104             4.77
----------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                  10.72         10.28          --             0.2572            (1.73)
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0404      $  12.7516
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/99:       276.60%
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES
                                    NET ASSET VALUE
                                -----------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                  BEGINNING      ENDING       DISTRIBUTED         PAID          RETURN(1)
----------------------------------------------------------------------------------------------------------
07/01/91-12/31/91               $   9.79      $  10.41          --            $0.3795            10.39%
----------------------------------------------------------------------------------------------------------
1992                               10.41         10.49          --             0.7623             8.05
----------------------------------------------------------------------------------------------------------
1993                               10.49         11.08          --             0.7101            12.63
----------------------------------------------------------------------------------------------------------
1994                               11.08          9.70          --             0.6894            (6.30)
----------------------------------------------------------------------------------------------------------
1995                                9.70         10.79          --             0.6742            18.74
----------------------------------------------------------------------------------------------------------
1996                               10.79         10.45          --             0.6510             3.12
----------------------------------------------------------------------------------------------------------
1997                               10.45         10.92          --             0.6602            11.20
----------------------------------------------------------------------------------------------------------
1998                               10.92         10.71          --             0.6280             3.88
----------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                  10.71         10.28          --             0.2257            (1.93)
----------------------------------------------------------------------------------------------------------
                                                Totals:    $   0.0000         $5.3804
----------------------------------------------------------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/99:        76.87%
----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                     NET ASSET VALUE
                                 ------------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING       ENDING       DISTRIBUTED         PAID          RETURN(1)
------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                $  10.48      $  10.50           --         $   0.3377             3.44%
------------------------------------------------------------------------------------------------------------
1993                                10.50         11.08           --             0.7383            12.80
------------------------------------------------------------------------------------------------------------
1994                                11.08          9.70           --             0.7022            (6.07)
------------------------------------------------------------------------------------------------------------
1995                                 9.70         10.79           --             0.6999            19.03
------------------------------------------------------------------------------------------------------------
1996                                10.79         10.46           --             0.6764             3.46
------------------------------------------------------------------------------------------------------------
1997                                10.46         10.92           --             0.6872            11.37
------------------------------------------------------------------------------------------------------------
1998                                10.92         10.72           --             0.6568             4.25
------------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                   10.72         10.28           --             0.2369            (1.92)
------------------------------------------------------------------------------------------------------------
                                                  Totals:    $   0.0000      $   4.7354
------------------------------------------------------------------------------------------------------------
                                                    CUMULATIVE TOTAL RETURN AS OF 05/31/99:        53.84%
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                                          % RETURN AFTER DEDUCTING
                                   % RETURN WITHOUT SALES CHARGE            MAXIMUM SALES CHARGE
                                 ---------------------------------   ----------------------------------
                                               CLASS                               CLASS
                                 ---------------------------------   ----------------------------------
                                    A*         B**         C***         A*          B**         C***
-------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/99        (1.91)%     (2.55)%      (2.38)%     (5.83)%     (7.16)%      (3.07)%
-------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/99            7.74        6.94         7.21        6.88        6.63         7.21
-------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/99             8.19         N/A          N/A        7.74         N/A          N/A
-------------------------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/99+                  9.31        7.31         6.26        9.01        7.31         6.26
-------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1999 and since inception, February 20, 1998 through May 31, 1999, Class Y shares have a total return of (1.62)% and 1.83%, respectively. For the twelve months ended June 30, 1999 and for the period since inception through June 30, 1999, Class Y shares have an average annual return of (1.53)% and 0.97%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)

                                          NET ASSET VALUE                       TOTAL RETURN(1)
                               --------------------------------------   --------------------------------
                                                                        12 MONTHS ENDED      6 MONTHS
                                05/31/99     11/30/98   05/31/98           05/31/99       ENDED 05/31/99
--------------------------------------------------------------------------------------------------------
Class A Shares                    $6.56      $6.66        $7.80             (6.83)%             3.86%
--------------------------------------------------------------------------------------------------------
Class B Shares                     6.56       6.65         7.80             (7.55)              3.63
--------------------------------------------------------------------------------------------------------
Class C Shares                     6.57       6.67         7.81             (7.28)              3.61
--------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                  NET ASSET VALUE
                               ---------------------    CAPITAL GAINS      DIVIDENDS          TOTAL
PERIOD COVERED                 BEGINNING     ENDING      DISTRIBUTED        PAID(2)         RETURN(1)
--------------------------------------------------------------------------------------------------------
08/31/84-12/31/84              $   9.57      $9.80      $   0.0100      $   0.3717              6.46%
--------------------------------------------------------------------------------------------------------
1985                               9.80      10.38           --             1.4080             21.67
--------------------------------------------------------------------------------------------------------
1986                              10.38      10.36          0.0250          1.4160             14.27
--------------------------------------------------------------------------------------------------------
1987                              10.36       8.88          0.0475          1.3010             (1.98)
--------------------------------------------------------------------------------------------------------
1988                               8.88       8.44           --             1.2317              9.13
--------------------------------------------------------------------------------------------------------
1989                               8.44       7.26           --             1.0687             (1.83)
--------------------------------------------------------------------------------------------------------
1990                               7.26       5.70           --             0.9744             (8.53)
--------------------------------------------------------------------------------------------------------
1991                               5.70       7.23           --             1.0159             47.02
--------------------------------------------------------------------------------------------------------
1992                               7.23       7.93           --             0.9698             24.06
--------------------------------------------------------------------------------------------------------
1993                               7.93       8.77           --             0.8894             22.74
--------------------------------------------------------------------------------------------------------
1994                               8.77       6.96           --             0.8576            (11.69)
--------------------------------------------------------------------------------------------------------
1995                               6.96       6.92           --             0.7879             10.96
--------------------------------------------------------------------------------------------------------
1996                               6.92       7.39           --             0.7001             17.73
--------------------------------------------------------------------------------------------------------
1997                               7.39       7.64           --             0.6727             12.98
--------------------------------------------------------------------------------------------------------
1998                               7.64       6.54           --             0.6627             (6.22)
--------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                  6.54       6.56           --             0.2730              4.54
--------------------------------------------------------------------------------------------------------
                                             Totals:       $0.0825      $  14.6006
--------------------------------------------------------------------------------------------------------
                                                CUMULATIVE TOTAL RETURN AS OF 05/31/99:       306.77%
--------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                  NET ASSET VALUE
                               ---------------------    CAPITAL GAINS      DIVIDENDS          TOTAL
PERIOD COVERED                 BEGINNING     ENDING      DISTRIBUTED         PAID           RETURN(1)
--------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                 $6.85      $7.22           --            $0.4960             12.92%
--------------------------------------------------------------------------------------------------------
1992                               7.22       7.92           --             0.9037             23.07
--------------------------------------------------------------------------------------------------------
1993                               7.92       8.77           --             0.8237             21.97
--------------------------------------------------------------------------------------------------------
1994                               8.77       6.96           --             0.7969            (12.34)
--------------------------------------------------------------------------------------------------------
1995                               6.96       6.92           --             0.7344             10.15
--------------------------------------------------------------------------------------------------------
1996                               6.92       7.38           --             0.6466             16.70
--------------------------------------------------------------------------------------------------------
1997                               7.38       7.64           --             0.6163             12.31
--------------------------------------------------------------------------------------------------------
1998                               7.64       6.53           --             0.6071             (7.06)
--------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                  6.53       6.56           --             0.2532              4.39
--------------------------------------------------------------------------------------------------------
                                             Totals:       $0.0000         $5.8779
--------------------------------------------------------------------------------------------------------
                                                CUMULATIVE TOTAL RETURN AS OF 05/31/99:       110.74%
--------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

(2)  Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                 ---------------------    CAPITAL GAINS     DIVIDENDS          TOTAL
PERIOD COVERED                   BEGINNING     ENDING      DISTRIBUTED         PAID          RETURN(1)
---------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                $   7.80      $7.94           --         $   0.4041             7.07%
---------------------------------------------------------------------------------------------------------
1993                                 7.94       8.79           --             0.8456            22.22
---------------------------------------------------------------------------------------------------------
1994                                 8.79       6.97           --             0.8185           (12.20)
---------------------------------------------------------------------------------------------------------
1995                                 6.97       6.93           --             0.7528            10.40
---------------------------------------------------------------------------------------------------------
1996                                 6.93       7.40           --             0.6653            17.13
---------------------------------------------------------------------------------------------------------
1997                                 7.40       7.65           --             0.6360            12.42
---------------------------------------------------------------------------------------------------------
1998                                 7.65       6.55           --             0.6269            (6.66)
---------------------------------------------------------------------------------------------------------
01/01/99-05/31/99                    6.55       6.57           --             0.2604             4.34
---------------------------------------------------------------------------------------------------------
                                               Totals:    $   0.0000      $   5.0096
---------------------------------------------------------------------------------------------------------
                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/99:        62.68%
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                   % RETURN WITHOUT SALES      % RETURN AFTER DEDUCTING
                                           CHARGE                MAXIMUM SALES CHARGE
                                 ---------------------------   -------------------------
                                            CLASS                        CLASS
                                 ---------------------------   -------------------------
                                   A*        B**       C***      A*      B**       C***
----------------------------------------------------------------------------------------
Twelve Months Ended 06/30/99       (5.90)%   (6.49)%   (6.35)%  (9.61)% (10.74)%   (6.99)%
----------------------------------------------------------------------------------------
Five Years Ended 06/30/99           5.89      5.13      5.37     5.03     4.87      5.37
----------------------------------------------------------------------------------------
Ten Years Ended 06/30/99            9.53       N/A       N/A     9.08      N/A       N/A
----------------------------------------------------------------------------------------
Commencement of Operations
  Through 06/30/99+                 9.98      9.88      7.33     9.68     9.88      7.33
----------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods of less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 1999 and since inception, February 20, 1998 through May 31, 1999, Class Y shares have a total return of 4.15% and (4.63)%, respectively. For the twelve months ended June 30, 1999 and for the period since inception through June 30, 1999, Class Y shares have an average annual total return of (5.54)% and (2.80)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                       MATURITY DATES      INTEREST RATES           VALUE
---------                                  --------------------  -----------------   -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--43.78%
$  18,915  FHLMC Medium Term Notes.......        03/18/08               6.220%       $      18,511,297
   26,800(1) FNMA..........................       01/15/09              5.250               24,996,065
   28,500(1) FNMA Medium Term Notes........       04/29/09              6.500               28,038,044
   34,200(1) United States Treasury
            Bonds........................  08/15/13 to 02/15/29    5.250 to 12.000          41,163,476
   15,400* United States Treasury
            Bonds........................        11/15/14              11.750               22,161,570
                                                                                     -----------------
                                                                                           134,870,452
Total U.S. Government and Agency
  Obligations (cost--$139,507,574).......
                                                                                     -----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.97%
    5,605  GNMA..........................        04/15/19               8.250                5,923,717
    4,784  GNMA..........................        08/15/09               9.000                5,157,058
    1,033  GNMA..........................  06/15/11 to 02/15/16        11.000                1,148,456
                                                                                     -----------------
Total Government National Mortgage                                                          12,229,231
  Association Certificates
  (cost--$12,172,910)....................
                                                                                     -----------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--20.44%
    2,762* FHLMC CMT ARM.................        10/01/23               7.283                2,856,808
    8,444  FHLMC.........................        04/01/25               9.000                9,103,943
    1,260  FHLMC.........................  06/01/04 to 12/01/05        10.500                1,348,198
    3,700* FHLMC.........................        01/01/16              11.000                4,049,824
    6,500  FHLMC Gold 30 Year TBA........          TBA                  7.000                6,512,187
   40,000  FHLMC Gold 30 Year TBA........          TBA                  6.500               39,112,480
                                                                                     -----------------
Total Federal Home Loan Mortgage                                                            62,983,440
  Corporation Certificates
  (cost--$63,403,022)....................
                                                                                     -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--19.63%
   12,013  FNMA..........................  08/01/28 to 04/01/29         6.000               11,419,238
   10,884  FNMA..........................  09/01/12 to 11/01/13         6.500               10,843,978
    2,372  FNMA..........................  05/01/24 to 07/01/25         7.500                2,421,492
    6,212  FNMA..........................         9/1/25                8.500                6,562,590
    1,779  FNMA..........................        05/01/09               9.000                1,886,458
   28,000  FNMA 30 year TBA..............          TBA                  6.500               27,352,500
                                                                                     -----------------
                                                                                            60,486,256
Total Federal National Mortgage
  Association Certificates
  (cost--$61,040,131)....................
                                                                                     -----------------

COLLATERALIZED MORTGAGE OBLIGATIONS--18.41%
    4,599  Amresco Commercial Mortgage
            Funding I Corp., Series
            1997-C1, Class A1............        06/17/29               6.730                4,638,656
    1,713  CS First Boston Mortgage
            Securities Corp., Series
            1997-2, Class A..............        06/25/20               7.500                1,699,267
    5,000  CS First Boston Mortgage
            Securities Corp., Series
            1998-C2, Class A2............        11/11/30               6.300                4,862,700
    3,892  DLJ Commercial Mortgage Corp.
            Series 1998-CF2, Class A1A...        11/12/31               5.880                3,777,252
    1,873  FDIC REMIC Trust, 1996-C1,
            Class 1A.....................        05/25/26               6.750                1,862,214
    4,602  FNMA REMIC Series 1987-2,
            Class Z......................        11/25/17              11.000                5,064,528
    5,000  FNMA REMIC Series 1993-87,
            Class J......................        04/25/22               6.250                4,835,578
      712  FNMA REMIC Series 1996-M6,
            Class E......................        09/17/19               7.750                  711,490
    3,773  FNMA REMIC Series 1998-7,
            Class Z......................        04/25/18               9.250                3,975,833

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PRINCIPAL
 AMOUNT
  (000)                                       MATURITY DATES      INTEREST RATES           VALUE
---------                                  --------------------  -----------------   -----------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONCLUDED)

$   4,537  GMAC Commercial Mortgage
            Securities, Inc., Series
            1996-C1, Class A2A...........        09/15/03               6.790%       $       4,575,920
    6,805  LB Commercial Conduit Mortgage
            Trust, Series 1998-C4, Class
            A1A..........................        10/15/35               5.870                6,636,861
    4,000  Morgan Stanley Capital I,
            Series 1997-AL1C, Class
            A1B..........................        11/15/02               6.440                3,996,840
    5,084  Morgan Stanley Capital I,
            Series 1997-WFI, Class A1+...        10/15/06               6.830                5,169,280
    4,935  Mortgage Capital Funding, Inc.
            Series 1998-MCI, Class A2....        01/18/08               6.663                4,919,949
                                                                                     -----------------
Total Collateralized Mortgage Obligations
  (cost--$57,409,321)....................                                                   56,726,368
                                                                                     -----------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--19.45%
   60,000  Federal Home Loan Mortgage
            Discount Notes
            (cost--$59,929,500)..........        06/10/99               4.700@              59,929,500
                                                                                     -----------------

REPURCHASE AGREEMENT--2.16%
    6,636  Repurchase Agreement dated
            05/28/99 with SG Warburg,
            collateralized by $5,248,000
            U.S. Treasury Bonds, 10.375%
            due 11/15/12
            (value--$6,769,920);
            proceeds: $6,639,539 (cost--
            $6,636,000)..................        06/01/99               4.800                6,636,000
                                                                                     -----------------
Total Investments
  (cost--$400,098,458)--127.84%..........                                                  393,861,247
Liabilities in excess of other
  assets--(27.84)%.......................                                                  (85,771,562)
                                                                                     -----------------
Net Assets--100.00%......................                                            $     308,089,685
                                                                                     -----------------
                                                                                     -----------------

---------------

@    Yield to maturity for discounted securities.
+ Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM Adjustable Rate Mortgage Security--The interest rates shown are the current rates at May 31, 1999.
CMT  Constant Maturity Treasury.
FDIC Federal Deposit Insurance Corporation.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
*    Entire or partial amount pledged as collateral for futures transactions.
(1)  Security, or portion thereof, was on loan at May 31, 1999.

FUTURES CONTRACTS

                                                                            UNREALIZED
NUMBER OF                                         IN         EXPIRATION    APPRECIATION
CONTRACTS                                    EXCHANGE FOR       DATE      (DEPRECIATION)
----------                                   -------------   ----------   ---------------
             Contracts to Deliver--2 year
    262       U.S. Treasury Notes..........   $54,512,375     Sept 99        $ 106,438
             Contracts to Deliver--5 year
    441       U.S. Treasury Notes..........    48,062,109     Sept 99          220,766
             Contracts to Deliver--10 year
    196       U.S. Treasury Notes..........    21,860,125     Sept 99          186,000
             Contracts to Receive--30 year
    385       U.S. Treasury Bonds..........    45,225,469     Sept 99         (185,072)
                                                                          ---------------
                                                                             $ 328,132
                                                                          ---------------
                                                                          ---------------

                 See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                       MATURITY DATES      INTEREST RATES           VALUE
---------                                  --------------------  -----------------   -----------------
U.S. GOVERNMENT AND AGENCY CORPORATION OBLIGATIONS--25.72%
$  25,200  Federal Home Loan Mortgage
            Discount Notes@..............  06/04/99 to 06/21/99   4.690 to 4.770%    $      25,173,642
       10  U.S. Treasury Bills@..........        06/24/99               4.490                    9,966
    9,716  U.S. Treasury Inflation Index
            Notes........................  07/15/02 to 01/15/09   3.375 to 3.875             9,545,551
                                                                                     -----------------
Total U.S. Government and Agency
  Obligations (cost--$34,668,025)........                                                   34,729,159
                                                                                     -----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--26.06%
      100  GNMA..........................        02/15/23               8.000                  103,438
    5,681  GNMA..........................  01/15/16 to 09/15/20        10.500                6,275,787
    3,176  GNMA..........................  03/15/10 to 05/15/19        11.500                3,583,739
    2,876  GNMA II ARM...................  12/20/22 to 12/20/23         6.125                2,922,242
    1,285  GNMA II ARM...................        01/20/18               6.375                1,313,463
    7,039  GNMA II ARM...................        04/20/26               6.875                7,152,773
   10,000  GNMA TBA......................          TBA                  6.000                9,465,620
    4,500  GNMA TBA......................          TBA                  6.500                4,381,875
                                                                                     -----------------
Total Government National Mortgage
  Association Certificates
  (cost--$35,537,081)....................                                                   35,198,937
                                                                                     -----------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--6.27%
       76  FHLMC.........................        01/01/23               8.000                   78,934
    2,218  FHLMC.........................        05/01/16               8.500                2,326,478
      272  FHLMC.........................  07/01/09 to 02/01/10         9.000                  288,390
      721  FHLMC.........................        11/01/16               9.750                  772,677
      764  FHLMC.........................  10/01/20 to 11/01/20        10.500                  834,009
    2,076  FHLMC.........................  05/01/11 to 12/01/20        11.000                2,287,313
    1,624  FHLMC.........................  06/01/04 to 07/01/19        11.500                1,799,094
       80  FHLMC TBA.....................          TBA                  6.000                   76,000
                                                                                     -----------------
Total Federal Home Loan Mortgage
  Corporation Certificates
  (cost--$8,360,204).....................                                                    8,462,895
                                                                                     -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--22.93%
      931  FNMA..........................        06/25/09               6.500                  928,016
    3,038  FNMA..........................        04/20/27               7.500                3,007,783
    1,547  FNMA..........................        02/01/05               9.000                1,593,410
    3,194  FNMA..........................  04/01/10 to 12/01/15         9.250                3,397,433
      410  FNMA..........................  03/01/06 to 12/01/09         9.500                  437,248
      584  FNMA..........................  04/01/10 to 06/01/19        10.250                  627,794
    1,368  FNMA..........................  11/01/10 to 04/01/22        10.500                1,483,306
    2,026  FNMA..........................  07/01/13 to 05/01/20        11.000                2,241,126
    3,472  FNMA ARM......................        11/01/27               6.548                3,510,733
    2,232  FNMA ARM......................        09/01/15               6.902                2,272,833
    3,373  FNMA ARM......................        09/01/26               7.045                3,456,751
    8,000  FNMA Medium Term Notes........  10/23/00 to 12/19/00   4.840 to 6.030             8,011,244
                                                                                     -----------------
Total Federal National Mortgage
  Association Certificates
  (cost--$31,091,738)....................                                                   30,967,677
                                                                                     -----------------

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

  PRINCIPAL
    AMOUNT
    (000)                                            MATURITY DATES        INTEREST RATES           VALUE
--------------                                   ----------------------   -----------------   -----------------

COLLATERALIZED MORTGAGE OBLIGATIONS--26.83%
   $     4,967   Citicorp Mortgage Securities
                  Incorporated, Series 1998-8,
                  Class A3.....................         09/25/28                 6.750%       $       4,836,283
         5,000   CMC Securities Corporation,
                  Series 1994-G, Class A4......         09/25/24                 7.000                4,887,700
         2,315   Money Store Home Equity Trust,
                  Series 1997-D, Class AF3.....         11/15/21                 6.345                2,323,879
         1,809   Nationsbanc Montgomery Funding
                  Corporation, Series 1998-4,
                  Class A2.....................         10/25/28                 6.250                1,599,709
         6,000   Norwest Asset Securities
                  Corporation, Series 1998-30,
                  Class A17....................         12/25/28                 6.250                5,594,640
        11,500   PNC Mortgage Securities
                  Corporation, Series 1998-9,
                  Class 1A3....................   10/25/28 to 11/25/28           6.750               11,186,160
         3,500   Prudential Securities CMO
                  Trust, Series 18, Class E....         09/25/20                 7.000                3,506,569
         2,202   Ryland Mortgage Acceptance
                  Corporation, Series 76, Class
                  B, REMIC.....................         08/01/18                 9.000                2,294,626
                                                                                              -----------------
Total Collateralized Mortgage Obligations
  (cost--$37,270,380)..........................                                                      36,229,566
                                                                                              -----------------

COMMERCIAL PAPER--0.96%
           500   Coca Cola Company.............         06/11/99                 4.790                  499,154
           800   Ford Motor Credit
                  Corporation..................         06/03/99                 4.790                  799,787
                                                                                              -----------------
Total Commercial Paper (cost--$1,299,122)......                                                       1,298,941
                                                                                              -----------------

  NUMBER OF
   OPTIONS
--------------

OPTIONS--0.01%
            53   U.S. Treasury Notes, strike                                                                414
                  price $96.25, expiring June
                  1999+........................
            56   U.S. Treasury Notes, strike                                                              7,438
                  price $94.42, expiring June
                  1999+........................
                                                                                              -----------------
Total Options (cost--$86,187)..................                                                           7,852
                                                                                              -----------------
  PRINCIPAL
    AMOUNT
    (000)
--------------

REPURCHASE AGREEMENT--3.21%
   $     4,334   Repurchase Agreement dated
                  05/28/99 with State Street
                  Bank & Trust Company,
                  collateralized by $4,645,000
                  U.S. Treasury Bonds, 4.750%
                  due 05/25/00
                  (value--$4,424,363);
                  proceeds: $4,335,926
                  (cost--$4,334,000)...........         06/01/99                 4.000                4,334,000
                                                                                              -----------------
Total Investments
  (cost--$152,646,737)--111.99%................                                                     151,229,027
Liabilities in excess of other
  assets--(11.99)%.............................                                                     (16,186,263)
                                                                                              -----------------
Net Assets--100.00%............................                                               $     135,042,764
                                                                                              -----------------
                                                                                              -----------------

---------------

@    Yield to maturity for discounted securities.
+    Illiquid securities representing 0.01% of net assets.
ARM Adjustable Rate Mortgage Security, the interest rate shown is the current rate at May 31, 1999.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)  Security, or a portion thereof, was on loan at May 31, 1999.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

                             NUMBER                               EXPIRATION   EXERCISE
                           OF OPTIONS     UNDERLYING CONTRACT        DATE        PRICE      VALUE
                           ----------   -----------------------   ----------   ---------   --------

WRITTEN OPTIONS
Call.....................      89       U.S. Treasury Bonds         June 99      $97.27    $  9,039
Call.....................      94       U.S. Treasury Notes         June 99       96.53      21,297
                                                                                           --------
Total Written Options
(Premiums
Received--$85,914).......                                                                  $ 30,336
                                                                                           --------
                                                                                           --------

                 See accompanying notes to financial statements

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1999(UNAUDITED)

PRINCIPAL
  AMOUNT
  (000)                                         MATURITY DATES         INTEREST RATES           VALUE
----------                                   ---------------------   ------------------   ------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--13.29%
  $ 6,900    U.S. Treasury Bonds...........  08/15/13 to 02/15/21     7.875 to 12.000%    $        8,937,105
   18,370    U.S. Treasury Notes(1)........  09/30/00 to 08/15/05      5.250 to 6.500             18,574,673
   10,000    Federal Home Loan Mortgage
              Discount Notes...............        06/16/99                 4.700@                 9,980,417
                                                                                          ------------------
Total U.S. Government and Agency
  Obligations (cost--$38,070,744)..........                                                       37,492,195
                                                                                          ------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.59%
    4,274    GNMA (cost--$4,512,031).......  06/15/17 to 11/15/17           8.000                  4,499,614
                                                                                          ------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.47%
    7,480    FHLMC (cost--$7,327,829)......        10/15/08                 5.125                  6,979,595
                                                                                          ------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.58%
    3,000    FNMA(1).......................        01/15/09                 5.250                  2,798,067
   22,500    FNMA TBA......................           TBA                   6.000                 21,396,105
                                                                                          ------------------
Total Federal National Mortgage Association
  Certificates (cost--$24,606,704).........                                                       24,194,172
                                                                                          ------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.72%
    5,000    CS First Boston Mortgage
              Securities Corporation,
              Series 1998-C2, Class A2
              (cost--$5,071,735)...........        11/15/08                 6.300                  4,862,700
                                                                                          ------------------

CORPORATE BONDS--69.47%
AIRLINES--1.13%
    2,500    Delta Air Lines
              Incorporated.................        12/15/22                10.375                  3,185,588
                                                                                          ------------------
AUTOMOTIVE MANUFACTURING--1.73%
    5,000    Lear Corporation..............        05/15/05                 7.960                  4,885,020
                                                                                          ------------------
BANKING--7.15%
    5,000    Citigroup.....................        11/01/04                 8.625                  5,065,075
    3,000    GS Escrow Corporation.........        08/01/05                 7.125                  2,914,194
    7,000    Providian Capital I...........        02/01/27                 9.525                  6,852,258
    5,000    Southtrust Bank Alabama.......        05/15/25                 7.690                  5,350,955
                                                                                          ------------------
                                                                                                  20,182,482
                                                                                          ------------------
BROKER-DEALER--5.39%
    5,695    Donaldson Lufkin & Jenrette...        04/01/02                 5.875                  5,600,651
    5,000    Lehman Brothers Holdings
              Incorporated.................        04/01/04                 6.625                  4,917,530
    5,000    Merrill Lynch & Company
              Incorporated.................        02/17/09                 6.000                  4,694,050
                                                                                          ------------------
                                                                                                  15,212,231
                                                                                          ------------------
CABLE--5.88%
    3,050    CSC Holdings Incorporated.....        07/15/18                 7.625                  2,931,812

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PRINCIPAL
  AMOUNT
  (000)                                         MATURITY DATES         INTEREST RATES           VALUE
----------                                   ---------------------   ------------------   ------------------

CORPORATE BONDS (CONTINUED)
CABLE (CONCLUDED)

  $ 7,000    TCI Communications
              Incorporated.................        03/31/27                 9.650%        $        8,319,108
    5,000    TKR Cable Incorporated........        10/30/07                10.500                  5,345,000
                                                                                          ------------------
                                                                                                  16,595,920
                                                                                          ------------------
CHEMICALS--2.63%
    4,000    Equistar Chemical.............        02/15/04                 8.500                  4,060,984
    3,335    Lyondell Chemical Company.....        05/01/07                 9.875                  3,351,675
                                                                                          ------------------
                                                                                                   7,412,659
                                                                                          ------------------
DIVERSIFIED INDUSTRIES--1.00%
    3,000    Mark IV Industries
              Incorporated.................        09/01/07                 7.500                  2,809,728
                                                                                          ------------------
FINANCIAL SERVICES--5.65%
    5,000    AT&T Capital Corporation
              Medium Term Note(1)..........        11/15/00                 7.500                  5,057,100
    3,000    Associates Corporation North
              America......................        11/01/08                 6.250                  2,895,588
    2,000    Household International
              Netherlands B V..............        12/01/03                 6.200                  1,963,468
    3,750    Macsaver Financial Services
              Incorporated.................        02/15/02                 7.400                  3,112,500
    3,000    MBNA Corporation..............        12/01/26                 8.278                  2,922,117
                                                                                          ------------------
                                                                                                  15,950,773
                                                                                          ------------------
FOREST PRODUCTS--0.71%
    2,000    Tembec Industries
              Incorporated.................        06/30/09                 8.625                  2,010,000
                                                                                          ------------------
HEALTHCARE--3.22%
    4,500    Columbia/HCA Healthcare
              Corporation..................  03/30/04 to 02/10/10      7.150 to 8.700              4,269,529
    5,000    Tenet Healthcare
              Corporation..................        12/01/08                 8.125                  4,825,000
                                                                                          ------------------
                                                                                                   9,094,529
                                                                                          ------------------
HOTELS/GAMING--3.49%
    3,443    Circus Circus Enterprises
              Incorporated.................        07/15/03                 6.750                  3,270,909
    3,000    Isle of Capri Casinos
              Incorporated.................        04/15/09                 8.750                  2,835,000
    4,000    MGM Grand Incorporated........        02/01/05                 6.950                  3,751,460
                                                                                          ------------------
                                                                                                   9,857,369
                                                                                          ------------------
INDUSTRIAL PRODUCTS & SERVICES--2.11%
    1,000    Owens Corning.................        08/01/18                 7.500                    953,217
    5,000    Tyco International Group SA...        06/15/01                 6.125                  4,989,595
                                                                                          ------------------
                                                                                                   5,942,812
                                                                                          ------------------
INSURANCE--7.88%
      800    Chubb Corporation.............        11/15/99                 8.750                    800,000
    5,000    Hartford Financial Services
              Group Incorporated...........        11/01/08                 6.375                  4,881,380
    7,000    Lumbermans Mutual Casualty
              Company......................        07/01/26                 9.150                  7,482,902
    3,000    Markel Capital Trust..........        01/01/46                 8.710                  2,740,851
    4,000    USF&G Corporation.............        07/01/46                 8.312                  4,231,856

PAINEWEBBER INVESTMENT GRADE INCOME FUND

PRINCIPAL
  AMOUNT
  (000)                                         MATURITY DATES         INTEREST RATES           VALUE
----------                                   ---------------------   ------------------   ------------------

CORPORATE BONDS (CONCLUDED)
INSURANCE (CONCLUDED)

  $ 2,000    Zurich Capital Trust..........        06/01/37                 8.376%        $        2,083,302
                                                                                          ------------------
                                                                                                  22,220,291
                                                                                          ------------------
MEDIA--3.31%
    8,700    News America Holdings
              Incorporated.................  10/15/12 to 10/17/96     7.900 to 10.125              9,324,871
                                                                                          ------------------
OIL & GAS--1.40%
    3,750    Occidental Petroleum
              Corporation..................        06/01/19                11.125                  3,949,313
                                                                                          ------------------
RETAIL--4.18%
    5,950    May Department Stores
              Company......................        06/15/21                 9.875                  6,573,203
    3,000    Saks Incorporated.............        12/01/04                 7.250                  3,011,286
    2,000    Shopko Stores.................        03/15/22                 9.250                  2,191,472
                                                                                          ------------------
                                                                                                  11,775,961
                                                                                          ------------------
TELEPHONE--1.68%
    5,000    US West Capital Funding
              Incorporated.................  07/15/08 to 07/15/28      6.375 to 6.875              4,741,599
                                                                                          ------------------
TOBACCO--4.25%
    5,500    Imperial Tobacco Overseas B
              V............................        04/01/09                 7.125                  5,324,363
    4,000    Phillip Morris Companies
              Incorporated.................  07/01/08 to 01/15/27      7.650 to 7.750              4,142,429
    2,560    RJ Reynolds Tobacco...........        05/15/03                 7.375                  2,535,352
                                                                                          ------------------
                                                                                                  12,002,144
                                                                                          ------------------
UTILITIES--2.03%
    5,000    Commonwealth Edison Company...        06/15/20                 9.875                  5,735,175
                                                                                          ------------------
YANKEE--4.65%
    7,300    Loewen Group International
              Incorporated(1)..............  10/15/03 to 06/01/08      7.600 to 8.250              4,453,000
    1,565    Metronet Communications
              Corporation..................        08/15/07                12.000                  1,799,750
    2,000    Rogers Cantel Incorporated....        06/01/08                 9.375                  2,100,000
    5,000    Socgen Real Estate LLC........        12/29/49                 7.640                  4,751,085
                                                                                          ------------------
                                                                                                  13,103,835
                                                                                          ------------------
Total Corporate Bonds
  (cost--$201,346,531).....................                                                      195,992,300
                                                                                          ------------------

PAINEWEBBER INVESTMENT GRADE INCOME FUND

NUMBER OF
  SHARES                                        MATURITY DATES         INTEREST RATES           VALUE
----------                                   ---------------------   ------------------   ------------------
PREFERRED STOCK--3.64%
  160,000    California Federal Preferred                                   9.125%        $        4,300,000
              Capital Corporation..........
    5,500    Centaur Funding...............                                 9.080                  5,957,189
                                                                                          ------------------
Total Preferred Stock (cost--$9,500,000)...                                                       10,257,189
                                                                                          ------------------

PRINCIPAL
  AMOUNT
  (000)
----------

REPURCHASE AGREEMENTS--5.58%
 $  7,000    Repurchase Agreement dated
               05/28/99 with Dresdner Bank,
               collateralized by $6,924,000
               U.S. Treasury Notes, 5.625%
               due 11/30/99
               (value--$7,140,375);
               proceeds: $7,003,733........        06/01/99                 4.800                  7,000,000
    8,742    Repurchase Agreement dated
               05/28/99 with State Street
               Bank & Trust Company,
               collateralized by $6,965,000
               U.S. Treasury Bonds, 8.750%
               due 05/15/17
               (value--$8,961,169);
               proceeds: $8,746,653........        06/01/99                 4.790                  8,742,000
                                                                                          ------------------
                                                                                                  15,742,000
Total Repurchase Agreements
  (cost--$15,742,000)......................
                                                                                          ------------------
                                                                                                 300,019,765
Total Investments
  (cost--$306,177,574)--106.34%............
                                                                                                 (17,888,393)
Liabilities in excess of other
  assets--(6.34)%..........................
                                                                                          ------------------
                                                                                          $      282,131,372
Net Assets--100.00%........................
                                                                                          ------------------
                                                                                          ------------------

---------------

@    Yield to maturity for discounted securities.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)  Security, or a portion thereof, was on loan at May 31, 1999

                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1999(UNAUDITED)

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATES     INTEREST RATES           VALUE
----------                                   --------------   ------------------   ------------------
CORPORATE BONDS--88.08%
AUTOMOTIVE--1.69%
  $ 2,500    Federal-Mogul Corporation**...     01/15/09             7.500%        $        2,334,275
    3,000    HDA Parts Systems
              Incorporated**...............     08/01/05            12.000                  2,910,000
    3,150    JL French Automotive
              Casting**....................     06/01/09            11.500                  3,181,500
                                                                                   ------------------
                                                                                            8,425,775
                                                                                   ------------------
CABLE--9.29%
   11,850    @Entertainment Incorporated...     07/15/08            14.500+                 5,688,000
    2,650    @Entertainment
              Incorporated**...............     02/01/09            14.500+                 1,272,000
    2,875    EchoStar DBS Corporation**....     02/01/09             9.375                  2,925,313
   17,000    Knology Holdings
              Incorporated.................     10/15/07            11.875+                10,200,000
    5,000    NTL Incorporated**............     10/01/08            11.500                  5,550,000
    9,500    Park 'N View Incorporated.....     05/15/08            13.000                  2,850,000
    7,250    RCN Corporation...............     10/15/07            11.125+                 4,785,000
   12,750    21st Century Telecom Group
              Incorporated.................     02/15/08            12.250+                 5,865,000
   10,000    UIH Australia Pacific
              Incorporated.................     05/15/06            14.000+                 7,100,000
                                                                                   ------------------
                                                                                           46,235,313
                                                                                   ------------------
CHEMICALS--0.97%
    4,800    Lyondell Chemical Company**...     05/01/07             9.875                  4,824,000
                                                                                   ------------------
COMMUNICATIONS-FIXED--14.21%
    8,313    Alestra S.A.**................     05/15/06            12.125                  7,938,915
    4,500    Allegiance Telecom
              Incorporated.................     05/15/08            12.875                  4,860,000
    6,300    Barak ITC.....................     11/15/07            12.500+                 3,622,500
    4,750    Esprit Telecom Group PLC......     06/15/08            10.875                  4,999,375
    3,750    Facilicom International
              Incorporated.................     01/15/08            10.500                  2,925,000
    2,000    Flag Limited..................     01/30/08             8.250                  1,900,000
    8,215    GST Equipment Funding
              Incorporated.................     05/01/07            13.250                  8,872,200
    4,050    Hyperion Telecommunications
              Incorporated.................     09/01/04            12.250                  4,252,500
    2,000    Hyperion Telecommunications
              Incorporated**...............     11/01/07            12.000                  2,040,000
    6,500    Metromedia Fiber Network
              Incorporated.................     11/15/08            10.000                  6,776,250
    4,125    NEXTLINK Communications
              Incorporated.................     06/01/09            10.750                  4,125,000
    3,000    NorthEast Optic Network
              Incorporated.................     08/15/08            12.750                  3,090,000
    6,750    Pathnet Incorporated..........     04/15/08            12.250                  3,780,000
    3,500#   Tele1 Europe BV**.............     05/15/09            13.000                  3,535,000
   12,250    Viatel Incorporated...........     04/15/08            12.500+                 7,993,125
                                                                                   ------------------
                                                                                           70,709,865
                                                                                   ------------------
COMMUNICATIONS-MOBILE--3.23%
    5,750#   ICO Global Communications
              Limited......................     08/01/05            15.000                  2,990,000
   19,750    Nextel International
              Incorporated.................     04/15/08            12.125+                10,072,500
    5,250    Spectrasite Holdings
              Incorporated**...............     04/15/09            11.250+                 2,992,500
                                                                                   ------------------
                                                                                           16,055,000
                                                                                   ------------------
CONSUMER MANUFACTURING--3.10%
    4,490    Apparel Ventures
              Incorporated(a)..............     12/31/00            12.250                    898,000
    6,000    Commemorative Brands
              Incorporated.................     01/15/07            11.000                  4,020,000

PAINEWEBBER HIGH INCOME FUND

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATES     INTEREST RATES           VALUE
----------                                   --------------   ------------------   ------------------

CORPORATE BONDS (CONTINUED)
CONSUMER MANUFACTURING (CONCLUDED)

  $ 4,000    Decora Industries
              Incorporated.................     05/01/05            11.000%        $        3,845,000
    3,750    Jafra Cosmetics International
              Incorporated.................     05/01/08            11.750                  3,225,000
    3,500    Westpoint Stevens
              Incorporated.................     06/15/08             7.875                  3,456,250
                                                                                   ------------------
                                                                                           15,444,250
                                                                                   ------------------
ENERGY--4.94%
    7,500    Grant Geophysical
              Incorporated.................     02/15/08             9.750                  3,975,000
    4,000    GulfMark Offshore
              Incorporated.................     06/01/08             8.750                  3,770,000
    3,625#   Key Energy Services
              Incorporated**...............     01/15/09            14.000                  3,706,563
    5,500    Northern Offshore ASA.........     05/15/05            10.000                  2,805,000
    2,500    Orion Refining
              Corporation**................     12/01/03            15.000                  2,475,000
    2,700    Pride International
              Incorporated.................     06/01/09            10.000                  2,716,875
    5,750    R & B Falcon Corporation**....     12/15/08             9.500                  5,117,500
                                                                                   ------------------
                                                                                           24,565,938
                                                                                   ------------------
FINANCE--4.71%
    6,000    Airplanes Pass-Through
              Trust........................     03/15/19            10.875                  5,880,000
    6,000    Olympic Financial Limited.....     03/15/07            11.500                  5,100,000
    5,500    Signet Capital Trust I........     08/15/07             9.500                  3,850,000
    9,000    Superior National Insurance
              Group........................     12/01/17            10.750                  8,640,000
                                                                                   ------------------
                                                                                           23,470,000
                                                                                   ------------------
FOOD & BEVERAGE--4.89%
    9,500    Iowa Select Farms L.P.**......     12/01/05            10.750                  7,932,500
    6,625#   Mrs. Field's Holding Company
              Incorporated**...............     12/01/05            14.000+                 3,279,375
    5,000    Mrs. Field's Original Cookies
              Incorporated.................     12/01/04            10.125                  4,700,000
    8,500    Packaged Ice Incorporated.....     02/01/05             9.750                  8,415,000
                                                                                   ------------------
                                                                                           24,326,875
                                                                                   ------------------
GAMING--1.01%
    3,000    Hollywood Casino
              Corporation**................     05/01/07            11.250                  2,992,500
    2,125    Park Place Entertainment
              Corporation..................     12/15/05             7.875                  2,040,000
                                                                                   ------------------
                                                                                            5,032,500
                                                                                   ------------------
GENERAL INDUSTRIAL--3.78%
    2,000    Coltec Industries
              Incorporated.................     04/15/08             7.500                  1,980,000
    2,000    Indesco International
              Incorporated.................     04/15/08             9.750                  1,520,000
    5,000    J.B. Poindexter & Company
              Incorporated.................     05/15/04            12.500                  4,750,000
    3,850    Jordan Telecommunication
              Products.....................     08/01/07             9.875                  3,869,250
    2,650    Jordan Telecommunication
              Products.....................     08/01/07            11.750+                 2,252,500
    5,000    Sabreliner Corporation**......     06/15/08            11.000                  4,425,000
                                                                                   ------------------
                                                                                           18,796,750
                                                                                   ------------------
HEALTHCARE--2.86%
    6,860    Fresenius Medical Care Capital
              Trust........................     02/01/08             7.875                  6,551,300
    2,000    InSight Health Services
              Corporation..................     06/15/08             9.625                  2,010,000
    3,000    Tenet Healthcare
              Corporation**................     12/01/08             8.125                  2,895,000

PAINEWEBBER HIGH INCOME FUND

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATES     INTEREST RATES           VALUE
----------                                   --------------   ------------------   ------------------

CORPORATE BONDS (CONTINUED)
HEALTHCARE (CONCLUDED)

  $ 2,700    Triad Hospitals Holdings
              Incorporated**...............     05/15/09            11.000%        $        2,760,750
                                                                                   ------------------
                                                                                           14,217,050
                                                                                   ------------------
HOTELS & LODGING--3.16%
    5,150    Host Marriott LP**............     02/15/06             8.375                  4,995,500
    5,000    Raintree Resorts International
              Incorporated.................     12/01/04            13.000                  3,200,000
    2,875    Signature Resorts
              Incorporated.................     05/15/06             9.250                  2,760,000
    5,750    Silverleaf Resorts
              Incorporated.................     04/01/08            10.500                  4,772,500
                                                                                   ------------------
                                                                                           15,728,000
                                                                                   ------------------
MEDIA--2.71%
   19,500    Inter Act Systems
              Incorporated.................     08/01/03            14.000+                 8,190,000
    7,000    Source Media Incorporated.....     11/01/04            12.000                  5,320,000
                                                                                   ------------------
                                                                                           13,510,000
                                                                                   ------------------
METALS--1.13%
    5,125    Metal Management
              Incorporated.................     05/15/08            10.000                  4,074,375
    1,500    National Steel
              Corporation**................     03/01/09             9.875                  1,530,000
                                                                                   ------------------
                                                                                            5,604,375
                                                                                   ------------------
PAPER & PACKAGING--1.27%
    3,125    Packaging Corporation of
              America**....................     04/01/09             9.625                  3,191,406
    3,000    Portola Packaging
              Incorporated.................     10/01/05            10.750                  3,120,000
                                                                                   ------------------
                                                                                            6,311,406
                                                                                   ------------------
REAL ESTATE--2.28%
    6,500    American Architectural
              Products Corporation.........     12/01/07            11.750                  5,070,000
    3,550    D.R. Horton Incorporated......     02/01/09             8.000                  3,425,750
    2,875    Forest City Enterprise
              Incorporated.................     03/15/08             8.500                  2,875,000
                                                                                   ------------------
                                                                                           11,370,750
                                                                                   ------------------
RESTAURANTS--0.45%
    2,500    American Restaurant Group
              Incorporated.................     02/15/03            11.500                  2,256,250
                                                                                   ------------------
RETAIL--2.77%
    3,000    Advance Holding Corporation...     04/15/09            12.875+                 1,792,500
    3,250    Advance Stores Company
              Incorporated.................     04/15/08            10.250                  3,233,750
    5,000    Ames Department Stores
              Incorporated**...............     04/15/06            10.000                  4,925,000
      565    Big 5 Corporation.............     11/15/07            10.875                    589,013
    3,105    Tuesday Morning Corporation...     12/15/07            11.000                  3,229,200
                                                                                   ------------------
                                                                                           13,769,463
                                                                                   ------------------
SERVICE--6.96%
    5,500    American Eco Corporation......     05/15/08             9.625                  3,300,000
    6,000    Ameriserve Food Distribution
              Incorporated.................     07/15/07            10.125                  5,160,000
    2,750    Atlantic Express
              Transportation Corporation...     02/01/04            10.750                  2,784,375
    5,250    Budget Group Incorporated**...     04/01/06             9.125                  5,040,000

PAINEWEBBER HIGH INCOME FUND

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATES     INTEREST RATES           VALUE
----------                                   --------------   ------------------   ------------------

CORPORATE BONDS (CONCLUDED)
SERVICE (CONCLUDED)

  $ 3,750    Nationwide Credit
              Incorporated.................     01/15/08            10.250%        $        2,643,750
    5,000    Nuco2 Incorporated++..........     10/31/04            12.000                  4,975,000
    4,250    Premier Graphics
              Incorporated**...............     12/01/05            11.500                  4,165,000
    5,250    Protection One
              Incorporated**...............     01/15/09             8.125                  5,066,250
    1,500#   Waste Systems International
              Incorporated**...............     01/15/06            11.500                  1,500,000
                                                                                   ------------------
                                                                                           34,634,375
                                                                                   ------------------
TECHNOLOGY--6.05%
    3,000    Ampex Corporation++...........     03/15/03            12.000                  3,120,000
   13,700    Electronic Retailing Systems
              International Incorporated...     02/01/04            13.250+                 4,384,000
    4,250    Fairchild Semiconductor
              Corporation..................     03/15/07            10.125                  4,239,375
    2,000    Rhythms NetConnections
              Incorporated**...............     04/15/09            12.750                  1,880,000
    4,750    Samsung Electronics America
              Incorporated**...............     05/01/03             9.750                  4,845,000
    5,250    Verio Incorporated**..........     12/01/08            11.250                  5,538,750
   10,000    Wam! Net Incorporated.........     03/01/05            13.250+                 6,100,000
                                                                                   ------------------
                                                                                           30,107,125
                                                                                   ------------------
TRANSPORTATION--4.72%
    2,015    American Reefer Company
              Limited......................     03/01/08            10.250                  1,269,450
    7,000    Equimar Shipholdings
              Limited......................     07/01/07             9.875                  4,760,000
    3,000    Millenium Seacarriers
              Incorporated.................     07/15/05            12.000                  1,860,000
    2,750#   Navigator Gas Transport
              PLC**........................     06/30/07         12.000                     1,072,500
    4,000    Navigator Gas Transport
              PLC**........................     06/30/07            10.500                  2,440,000
    6,250    Stena AB......................     06/15/07             8.750                  5,812,500
   10,540    TFM S.A. de C.V...............     06/15/09            11.750+                 6,271,300
                                                                                   ------------------
                                                                                           23,485,750
                                                                                   ------------------
UTILITIES--1.90%
    3,825    Calpine Corporation...........     04/01/08             7.875                  3,777,188
    5,589    Panda Funding Corporation.....     08/20/12            11.625                  5,700,318
                                                                                   ------------------
                                                                                            9,477,506
                                                                                   ------------------
Total Corporate Bonds                                                                     438,358,316
  (cost--$505,052,293).....................
                                                                                   ------------------

CONVERTIBLE BONDS--1.47%
COMMUNICATIONS-FIXED--0.52%
    1,925    GST Telecommunications
              Incorporated.................     12/15/05            13.875+                 2,579,500
                                                                                   ------------------
SERVICE--0.95%
    5,381    Waste Systems International
              Incorporated**...............     05/13/05             7.000                  4,734,864
                                                                                   ------------------
Total Convertible Bonds                                                                     7,314,364
  (cost--$6,908,737).......................
                                                                                   ------------------

PAINEWEBBER HIGH INCOME FUND

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------
COMMON STOCK(A)--5.59%
COMMUNICATIONS-FIXED--1.45%
  160,919    Viatel Incorporated.....................  $   7,241,336
                                                       -------------
COMMUNICATIONS-MOBILE--0.00%
      100    ICO Global Communications Limited.......            850
                                                       -------------
FOOD & BEVERAGE--0.09%
   74,223    Packaged Ice Incorporated...............        426,782
                                                       -------------
GAMING--0.18%
  541,666    Hollywood Casino Corporation............        914,061
                                                       -------------
GENERAL INDUSTRIAL--0.09%
    1,400    Communications & Power..................        210,000
    1,250    Jordan Telecommunication Products.......        250,000
                                                       -------------
                                                             460,000
                                                       -------------
MEDIA--0.36%
   12,000    Affiliated Newspaper Investments
              Incorporated...........................      1,800,000
                                                       -------------
RETAIL--1.13%
  666,011    Samuels Jewelers Incorporated++.........      2,747,295
  140,000    Tuesday Morning Corporation.............      2,870,000
                                                       -------------
                                                           5,617,295
                                                       -------------
SERVICE--1.17%
  854,550    Waste Systems International
              Incorporated...........................      5,821,622
                                                       -------------
TECHNOLOGY--1.12%
  696,328    Ampex Corporation++.....................      3,089,956
   44,700    Source Media Incorporated...............        737,550
   31,792    Verio Incorporated......................      1,724,716
                                                       -------------
                                                           5,552,222
                                                       -------------
Total Common Stock (cost--$14,880,888)...............     27,834,168
                                                       -------------

PREFERRED STOCK--2.28%
CABLE--0.12%
    1,184    21st Century Telecom Group
              Incorporated**.........................        615,867
                                                       -------------
ENERGY--0.02%
  103,736    Orion(a)................................         70,852
  443,370    TCR Holdings(a).........................         26,355
                                                       -------------
                                                              97,207
                                                       -------------
GENERAL INDUSTRIAL--1.05%
   33,377    Communications & Power..................      3,604,681

PAINEWEBBER HIGH INCOME FUND

NUMBER OF
  SHARES                                                   VALUE
----------                                             -------------

PREFERRED STOCK (CONCLUDED)
GENERAL INDUSTRIAL (CONCLUDED)

    1,571    Jordan Telecommunications Products......  $   1,602,420
                                                       -------------
                                                           5,207,101
                                                       -------------
MEDIA--0.37%
   97,632    Source Media Incorporated...............      1,855,008
                                                       -------------
PAPER & PACKAGING--0.16%
    7,500    Packaging Corporation of America**(a)...        783,750
                                                       -------------
RESTAURANTS--0.56%
    2,800    American Restaurant Group
              Incorporated...........................      2,800,000
                                                       -------------
Total Preferred Stock (cost--$9,662,537).............     11,358,933
                                                       -------------
NUMBER OF
 WARRANTS
----------
WARRANTS(a)--0.37%
CABLE--0.06%
   58,000    @Entertainment Incorporated.............        221,700
   17,000    Knology Holdings Incorporated...........         42,500
    9,500    Park 'N View Incorporated...............             95
    1,000    21st Century Telecom Group
              Incorporated...........................         20,000
   10,000    UIH Australia Pacific Incorporated......         10,000
                                                       -------------
                                                             294,295
                                                       -------------
COMMUNICATIONS-FIXED--0.01%
    6,750    Pathnet Incorporated....................         67,500
                                                       -------------
COMMUNICATIONS-MOBILE--0.01%
   15,750    McCaw International Limited.............         39,375
                                                       -------------
CONSUMER MANUFACTURING--0.00%
    8,718    AVI Holdings Incorporated...............             87
                                                       -------------
FINANCIAL SERVICES--0.00%
    6,000    Olympic Financial Limited...............          6,000
                                                       -------------
GENERAL INDUSTRIAL--0.02%
    8,400    Sabreliner Corporation..................         84,000
                                                       -------------
HOTELS & LODGING--0.00%
    5,000    Club Regina Resorts Incorporated........          5,000
                                                       -------------
MEDIA--0.02%
   19,500    Inter Act Systems Incorporated..........        117,000
                                                       -------------

PAINEWEBBER HIGH INCOME FUND

NUMBER OF
 WARRANTS                                                  VALUE
----------                                             -------------
WARRANTS(a)--(CONCLUDED)
RESTAURANTS--0.00%
    2,500    Amercian Restaurant Group
              Incorporated...........................  $          25
                                                       -------------
RETAIL--0.00%
   13,146    Samuels Jewelers Incorporated++.........            131
                                                       -------------
SERVICE--0.10%
  109,290    NuCo2 Incorporated++....................        450,821
   22,500    Waste Systems International
              Incorporated**.........................         22,500
                                                       -------------
                                                             473,321
                                                       -------------
TECHNOLOGY--0.15%
   13,700    Electronic Retailing Systems
              International Incorporated.............         68,500
   30,000    Wam! Net Incorporated...................        682,500
                                                       -------------
                                                             751,000
                                                       -------------
TRANSPORTATION--0.00%
    3,000    Millenium Seacarriers Incorporated......            375
                                                       -------------
Total Warrants (cost--$606,188)......................      1,838,109
                                                       -------------

PRINCIPAL
  AMOUNT
  (000)                                      MATURITY DATE     INTEREST RATE
----------                                   -------------   ------------------
REPURCHASE AGREEMENT--1.50%
 $   7,460   Repurchase Agreement dated
              05/28/99 with SG Cowen
              Securities Corporation,
              collaterized by $6,957,000
              U.S. Treasury notes, 7.000%
              due 07/15/06
              (value--$7,609,219);
              proceeds: $7,463,979
              (cost--$7,460,000)...........    06/01/99             4.800%                 7,460,000
                                                                                  ------------------
Total Investments                                                                        494,163,890
(cost--$544,570,643)--99.29%...............
Other assets in excess of                                                                  3,509,331
liabilities--0.71%.........................
                                                                                  ------------------
Net Assets--100.00%........................                                       $      497,673,221
                                                                                  ------------------
                                                                                  ------------------

---------------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++   Illiquid securities representing 2.9% of net assets
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1999(UNAUDITED)

                                    U.S.         LOW DURATION       INVESTMENT
                                 GOVERNMENT    U.S. GOVERNMENT        GRADE             HIGH
                                 INCOME FUND     INCOME FUND       INCOME FUND      INCOME FUND
                                -------------  ----------------   --------------   --------------
ASSETS
Investments in securities, at
  value (cost--$400,098,458,
  $152,646,737, $306,177,574
  and $544,570,643,
  respectively)...............  $ 393,861,247    $ 151,229,027    $  300,019,765   $  494,163,890
Investments of cash collateral
  received for securities
  loaned, at value............     83,213,125        --                9,758,505         --
Cash..........................            477              899          --                 82,591
Receivable for investments
  sold........................     18,293,808       14,066,655          --              1,151,448
Dividends and interest
  receivable..................      3,319,869        1,003,821         5,229,075       10,557,486
Receivable for shares of
  beneficial interest sold....        278,461        1,683,127           272,053          327,098
Variation margin receivable...         75,328        --                 --               --
Other assets..................         49,543           24,315            52,237           27,436
                                -------------  ----------------   --------------   --------------
Total assets..................    499,091,858      168,007,844       315,331,635      506,309,949
                                -------------  ----------------   --------------   --------------
LIABILITIES
Payable for investments
  purchased...................    105,837,349       32,273,620        21,626,406        6,126,657
Payable for cash collateral on
  securities loaned...........     83,213,125        --                9,758,505         --
Payable for shares of
  beneficial interest
  repurchased.................        855,556          236,671           893,884          946,496
Dividends payable.............        305,560          126,855           332,387          938,488
Payable to affiliates.........        219,885          120,608           216,054          468,120
Outstanding options written...       --                 30,336          --               --
Payable to custodian..........       --              --                  124,005         --
Accrued expenses and other
  liabilities.................        570,698          176,990           249,022          156,967
                                -------------  ----------------   --------------   --------------
Total liabilities.............    191,002,173       32,965,080        33,200,263        8,636,728
                                -------------  ----------------   --------------   --------------
NET ASSETS
Beneficial interest--$0.001
  par value (unlimited amount
  authorized).................    402,883,889      253,545,094       307,288,187      674,406,760
Undistributed (distributions
  in excess of) net investment
  income......................       (357,056)         (53,767)         (432,247)       3,149,448
Accumulated net realized
  losses from investments,
  futures and options
  transactions................    (88,528,069)    (117,086,431)      (18,566,759)    (129,476,234)
Net unrealized depreciation of
  investments, futures and
  options.....................     (5,909,079)      (1,362,132)       (6,157,809)     (50,406,753)
                                -------------  ----------------   --------------   --------------
Net assets....................  $ 308,089,685    $ 135,042,764    $  282,131,372   $  497,673,221
                                -------------  ----------------   --------------   --------------
                                -------------  ----------------   --------------   --------------
CLASS A:
Net assets....................  $ 256,152,135    $  49,506,902    $  210,910,593   $  240,723,053
                                -------------  ----------------   --------------   --------------
Shares outstanding............     29,136,237       21,152,492        20,508,441       36,675,626
                                -------------  ----------------   --------------   --------------
Net asset value and redemption
  value per share.............          $8.79    $        2.34    $        10.28   $         6.56
                                        -----            -----            ------            -----
                                        -----            -----            ------            -----
Maximum offering price per
  share (net asset value plus
  sales charge of 4.00% of
  offering price--3.00% for
  Low Duration U.S. Government
  Income Fund)................          $9.16    $        2.41    $        10.71   $         6.83
                                        -----            -----            ------            -----
                                        -----            -----            ------            -----
CLASS B:
Net assets....................  $  17,308,549    $   7,443,175    $   33,875,294   $  158,712,094
                                -------------  ----------------   --------------   --------------
Shares outstanding............      1,968,457        3,184,950         3,294,839       24,202,538
                                -------------  ----------------   --------------   --------------
Net asset value and offering
  price per share.............          $8.79    $        2.34    $        10.28   $         6.56
                                        -----            -----            ------            -----
                                        -----            -----            ------            -----
CLASS C:
Net assets....................  $  22,830,380    $  73,229,603    $   33,527,014   $   95,645,283
                                -------------  ----------------   --------------   --------------
Shares outstanding............      2,599,297       31,321,663         3,260,228       14,553,257
                                -------------  ----------------   --------------   --------------
Net asset value and offering
  price per share.............          $8.78    $        2.34    $        10.28   $         6.57
                                        -----            -----            ------            -----
                                        -----            -----            ------            -----
CLASS Y:
Net assets....................  $  11,798,621    $   4,863,084    $    3,818,471   $    2,592,791
                                -------------  ----------------   --------------   --------------
Shares outstanding............      1,343,379        2,077,479           371,037          395,459
                                -------------  ----------------   --------------   --------------
Net asset value, offering
  price and redemption value
  per share...................          $8.78    $        2.34    $        10.29   $         6.56
                                        -----            -----            ------            -----
                                        -----            -----            ------            -----

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF OPERATIONS

                                       FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
                                ---------------------------------------------------------------
                                    U.S.        LOW DURATION       INVESTMENT
                                 GOVERNMENT   U.S. GOVERNMENT        GRADE            HIGH
                                INCOME FUND     INCOME FUND       INCOME FUND      INCOME FUND
                                ------------  ----------------   --------------   -------------
INVESTMENT INCOME:
Interest and dividends........  $ 10,673,230    $  4,192,176     $   10,163,478   $29,659,288
                                ------------  ----------------   --------------   -------------

EXPENSES:
Investment advisory and
  administration..............       808,604         352,553            723,547     1,281,360
Service fees--Class A.........       335,210          67,119            267,353       312,306
Service and distribution
  fees--Class B...............        97,715          38,833            187,941       819,910
Service and distribution
  fees--Class C...............        90,512         285,227            129,992       361,044
Transfer agency fees..........       200,040          67,971            107,402       185,769
Custody and accounting........       105,860          36,183             60,670       127,830
Legal and audit...............        43,363          42,413             38,795        35,087
State registration fees.......        42,809          20,477             21,016        29,325
Reports and notices to
  shareholders................        33,264          24,390             31,084        40,961
Trustees' fees................         5,250           5,250              5,250         5,250
Other expenses................        29,983           5,494              1,325        17,414
                                ------------  ----------------   --------------   -------------
                                   1,792,610         945,910          1,574,375     3,216,256
                                ------------  ----------------   --------------   -------------
Net investment income.........     8,880,620       3,246,266          8,589,103    26,443,032
                                ------------  ----------------   --------------   -------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses)
  from:
    Investment transactions...    (2,550,958)       (641,472)           288,579    (4,117,942)
    Futures contracts.........      (862,298)         27,627           --             --
    Options written...........         7,064           6,651           --             --
Net change in unrealized
  appreciation/depreciation
  of:
    Investments...............   (11,035,384)     (1,793,583)       (14,124,131)   (3,123,867)
    Futures...................      (131,922)        (90,732)          --             --
    Options written...........       --               55,578           --             --
                                ------------  ----------------   --------------   -------------

NET REALIZED AND UNREALIZED
  LOSSES FROM INVESTMENT
  ACTIVITIES..................   (14,573,498)     (2,435,931)       (13,835,552)   (7,241,809)
                                ------------  ----------------   --------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ (5,692,878)   $    810,335     $   (5,246,449)  $19,201,223
                                ------------  ----------------   --------------   -------------
                                ------------  ----------------   --------------   -------------

                 See accompanying notes to financial statements

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                 ENDED              FOR THE YEAR
                                             MAY 31, 1999               ENDED
                                              (UNAUDITED)         NOVEMBER 30, 1998
                                          -------------------   ---------------------
FROM OPERATIONS:
Net investment income...................      $  8,880,620           $ 19,576,582
Net realized gain (loss) from
  investments, futures and options
  transactions..........................        (3,406,192)            13,098,352
Net change in unrealized (depreciation)
  of investments, futures and options...       (11,167,306)            (3,380,726)
                                          -------------------   ---------------------
Net increase (decrease) in net assets
  resulting from operations.............        (5,692,878)            29,294,208
                                          -------------------   ---------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........        (7,467,308)           (16,195,457)
Net investment income--Class B..........          (461,768)            (1,439,609)
Net investment income--Class C..........          (610,049)            (1,345,864)
Net investment income--Class Y..........          (341,025)              (597,497)
                                          -------------------   ---------------------
Total dividends to shareholders.........        (8,880,150)           (19,578,427)
                                          -------------------   ---------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        30,346,281             38,402,796
Cost of shares repurchased..............       (51,259,789)           (89,609,394)
Proceeds from dividends reinvested......         5,152,063             11,399,759
                                          -------------------   ---------------------
Net decrease in net assets from
  beneficial interest transactions......       (15,761,445)           (39,806,839)
                                          -------------------   ---------------------
Net decrease in net assets..............       (30,334,473)           (30,091,058)

NET ASSETS:
Beginning of period.....................       338,424,158            368,515,216
                                          -------------------   ---------------------
End of period...........................      $308,089,685           $338,424,158
                                          -------------------   ---------------------
                                          -------------------   ---------------------

                 See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                 ENDED             FOR THE YEAR
                                             MAY 31, 1999             ENDED
                                              (UNAUDITED)       NOVEMBER 30, 1998
                                          -------------------   ------------------
FROM OPERATIONS:
Net investment income...................      $  3,246,266         $   7,056,302
Net realized gain (loss) from
  investments, futures and options
  transactions..........................          (607,194)            1,721,327
Net change in unrealized
  appreciation/depreciation of
  investments, futures and options......        (1,828,737)             (881,954)
                                          -------------------   ------------------
Net increase in net assets resulting
  from operations.......................           810,335             7,895,675
                                          -------------------   ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........        (1,339,200)           (2,595,938)
Net investment income--Class B..........          (162,047)             (339,772)
Net investment income--Class C..........        (1,652,052)           (4,024,907)
Net investment income--Class Y..........           (92,967)              (95,059)
                                          -------------------   ------------------
Total dividends to shareholders.........        (3,246,266)           (7,055,676)
                                          -------------------   ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        53,988,715           162,076,404
Cost of shares repurchased..............       (70,949,407)         (148,445,808)
Proceeds from dividends reinvested......         2,430,251             4,889,431
                                          -------------------   ------------------
Net increase (decrease) in net assets
  from beneficial interest
  transactions..........................       (14,530,441)           18,520,027
                                          -------------------   ------------------
Net increase (decrease) in net assets...       (16,966,372)           19,360,026

NET ASSETS:
Beginning of period.....................       152,009,136           132,649,110
                                          -------------------   ------------------
End of period...........................      $135,042,764         $ 152,009,136
                                          -------------------   ------------------
                                          -------------------   ------------------

                 See accompanying notes to financial statements

PAINEWEBBER INVESTMENT GRADE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                 ENDED              FOR THE YEAR
                                             MAY 31, 1999               ENDED
                                              (UNAUDITED)         NOVEMBER 30, 1998
                                          -------------------   ---------------------
FROM OPERATIONS:
Net investment income...................      $  8,589,103           $ 18,614,816
Net realized gains from investments and
  futures transactions..................           288,579              3,442,068
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............       (14,124,131)            (4,988,889)
                                          -------------------   ---------------------
Net increase (decrease) in net assets
  resulting from operations.............        (5,246,449)            17,067,995
                                          -------------------   ---------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........        (6,583,178)           (14,293,057)
Net investment income--Class B..........        (1,011,026)            (2,398,710)
Net investment income--Class C..........          (979,286)            (1,897,687)
Net investment income--Class Y..........          (106,000)               (77,963)
                                          -------------------   ---------------------
Total dividends to shareholders.........        (8,679,490)           (18,667,417)
                                          -------------------   ---------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        36,742,354             56,988,242
Cost of shares repurchased..............       (40,085,936)           (57,228,784)
Proceeds from dividends reinvested......         4,735,574             10,000,701
                                          -------------------   ---------------------
Net increase in net assets from
  beneficial interest transactions......         1,391,992              9,760,159
                                          -------------------   ---------------------
Net increase (decrease) in net assets...       (12,533,947)             8,160,737

NET ASSETS:
Beginning of period.....................       294,665,319            286,504,582
                                          -------------------   ---------------------
End of period...........................      $282,131,372           $294,665,319
                                          -------------------   ---------------------
                                          -------------------   ---------------------

                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                 ENDED             FOR THE YEAR
                                             MAY 31, 1999             ENDED
                                              (UNAUDITED)       NOVEMBER 30, 1998
                                          -------------------   ------------------
FROM OPERATIONS:
Net investment income...................     $  26,443,032         $  52,937,390
Net realized losses from investment
  transactions..........................        (4,117,942)          (10,507,346)
Net change in unrealized
  appreciation/depreciation of
  investments...........................        (3,123,867)          (67,542,481)
                                          -------------------   ------------------
Net increase (decrease) in net assets
  resulting from operations.............        19,201,223           (25,112,437)
                                          -------------------   ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A..........       (13,281,785)          (24,137,016)
Net investment income--Class B..........        (8,091,034)          (17,410,119)
Net investment income--Class C..........        (4,878,574)           (9,462,206)
Net investment income--Class Y..........          (133,000)             (120,615)
                                          -------------------   ------------------
Total dividends to shareholders.........       (26,384,393)          (51,129,956)
                                          -------------------   ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....        92,823,986           199,547,214
Cost of shares repurchased..............      (137,503,186)         (234,206,542)
Proceeds from dividends reinvested......        12,364,962            23,335,096
                                          -------------------   ------------------
Net decrease in net assets from
  beneficial interest transactions......       (32,314,238)          (11,324,232)
                                          -------------------   ------------------
Net decrease in net assets..............       (39,497,408)          (87,566,625)

NET ASSETS:
Beginning of period.....................       537,170,629           624,737,254
                                          -------------------   ------------------
End of period (including undistributed
  net investment income of $3,149,448
  and $3,090,809, respectively).........     $ 497,673,221         $ 537,170,629
                                          -------------------   ------------------
                                          -------------------   ------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber Managed Investments Trust (the "Trust") was organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Trust is a series mutual fund with seven funds: PaineWebber U.S. Government Income Fund ("U.S. Government Income Fund"), PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund"), PaineWebber High Income Fund ("High Income Fund") (collectively, the "Funds"), PaineWebber Utility Income Fund, PaineWebber Asia Pacific Growth Fund and PaineWebber Tax-Managed Equity Fund. The financial statements for PaineWebber Utility Income Fund, PaineWebber Asia Pacific Growth Fund and PaineWebber Tax-Managed Equity Fund are not included herein.

  Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Funds calculate their net asset value based on the current market value for the portfolio securities. The Funds normally obtain market quotations for their securities from independent pricing services and broker-dealers. Independent pricing services use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Funds. Securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value,

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each of the Funds occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized (with the exception of U.S. Government Income Fund) as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  DOLLAR ROLLS--Low Duration U.S. Government Income Fund and U.S. Government Income Fund may enter into transactions in which these Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, a Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Funds (except High Income Fund) primarily use financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  OPTION WRITING--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The U.S. Government Income Fund and Low Duration U.S. Government Income Fund primarily used written options for the enhancement of income to the Funds.

  REVERSE REPURCHASE AGREEMENTS--Each of the Funds may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended May 31, 1999, no fund had used reverse repurchase agreements.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities including mortgage- and asset-backed securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

WRITTEN OPTION ACTIVITY

  Transactions in options written for the six months ended May 31, 1999 were as follows:

                                                       U.S. GOVERNMENT INCOME      LOW DURATION U.S.
                                                                FUND            GOVERNMENT INCOME FUND
                                                       -----------------------  -----------------------
                                                       NUMBER OF                NUMBER OF
                                                        OPTIONS     PREMIUMS     OPTIONS     PREMIUMS
                                                       ----------  -----------  ----------  -----------
Options outstanding at November 30, 1998.............           0  $         0           0   $       0
Options written......................................       1,210      595,006         216      92,565
Options terminated in closing purchase
  transactions.......................................      (1,210)    (595,006)          0           0
Options expired......................................           0            0         (33)     (6,651)
                                                       ----------  -----------  ----------  -----------
Options outstanding at May 31, 1999..................           0  $         0         183   $  85,914
                                                       ----------  -----------  ----------  -----------
                                                       ----------  -----------  ----------  -----------

INVESTMENT ADVISER AND ADMINISTRATOR

  The board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of each Fund's average daily net assets. At May 31, 1999,

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $132,404, $57,053, $120,182 and $216,787, respectively, in investment advisory and administration fees.

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Pacific Investment Management Company ("PIMCO") serves as the sub-adviser for Low Duration U.S. Government Income Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee, computed daily and payable monthly, in an amount equal to one-half of the advisory fee received by Mitchell Hutchins from the Fund.

DISTRIBUTION PLANS

  Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At May 31, 1999, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $84,454, $63,555, $95,401 and $251,333, respectively, in service and distribution fees.

  Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the six months ended May 31, 1999, it earned $39,169, $25,324, $75,544 and $414,729 in sales charges for the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

SECURITY LENDING

  Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund's lending agent is PaineWebber, who received compensation for the six months ended May 31, 1999 from the following Funds:

U.S. Government Income Fund.......................................    $   3,457
Investment Grade Income Fund......................................    $   6,102

  At May 31, 1999, the U.S. Government Income Fund and the Investment Grade Income Fund owed PaineWebber $3,027 and $471, respectively, in security lending fees.

  For the six months ended May 31, 1999, the U.S. Government Income Fund and Investment Grade Income Fund earned compensation of $10,382 and $18,292 net of fees, rebates and expenses from securities lending transactions.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  As of May 31, 1999, each Fund held cash and/or cash equivalents as collateral for securities loaned as follows:

                                                                              COLLATERAL     MARKET
                                                                                 FOR        VALUES OF
                                                                              SECURITIES   SECURITIES
                                                                                LOANED       LOANED
                                                                             ------------  -----------
U.S. Government Income Fund................................................   $83,213,125  $80,014,109
Investment Grade Income Fund...............................................   $9,758,505   $ 9,431,207

  As of May 31, 1999 the Funds invested the collateral in the following money market funds:

 NUMBER OF
  SHARES                                                                                     VALUE
-----------                                                                               -----------
U.S. Government Income Fund

 15,663,897  Janus Investment Fund......................................................  $15,663,897
  7,059,256  Liquid Assets Portfolio....................................................    7,059,256
 60,489,972  MH Private Money Market Fund LLC...........................................   60,489,972
                                                                                          -----------
             Total investments of cash collateral received for securities on loan
               (cost--$83,213,125)......................................................  $83,213,125
                                                                                          -----------
                                                                                          -----------

Investment Grade Income Fund

 2,768,538  Janus Investment Fund.............................................  $2,768,538
   420,332  Liquid Assets Portfolio...........................................     420,332
 6,569,635  MH Private Money Market Fund LLC..................................   6,569,635
                                                                                ----------
            Total investments of cash collateral received for securities on loan (cost--$9,758,505).........................................  $9,758,505
                                                                                ----------
                                                                                ----------

BANK LINE OF CREDIT

  Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended May 31, 1999, the Funds did not borrow under the Facility.

TRANSFER AGENCY SERVICE FEES

  PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., each Funds' transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the six months ended May 31, 1999, PaineWebber received from PFPC Inc., not the Funds, approximately 54%, 55%, 54% and 50% of the total transfer agency fees collected by PFPC Inc. from the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1999, the components of the net unrealized depreciation of investments were as follows:

                                                                      U.S.       LOW DURATION     INVESTMENT
                                                                   GOVERNMENT   U.S. GOVERNMENT     GRADE          HIGH
                                                                  INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                                  ------------  ---------------  ------------  ------------
Gross appreciation (investments having an excess of value over
  cost).........................................................   $  440,959    $     695,183    $3,328,671   $ 24,028,663
Gross depreciation (investments having an excess of cost over
  value)........................................................   (6,678,170)      (2,112,893)   (9,486,480)   (74,435,416)
                                                                  ------------  ---------------  ------------  ------------
Net unrealized depreciation of investments......................   $(6,237,211)  $  (1,417,710)   $(6,157,809) $(50,406,753)
                                                                  ------------  ---------------  ------------  ------------
                                                                  ------------  ---------------  ------------  ------------

  For the six months ended May 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                    U.S.        LOW DURATION     INVESTMENT
                                                                 GOVERNMENT    U.S. GOVERNMENT      GRADE          HIGH
                                                                 INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                                -------------  ---------------  -------------  -------------
Purchases.....................................................  $ 780,112,882   $ 180,521,855   $ 283,334,434  $ 192,457,663
Sales.........................................................  $ 773,344,736   $ 255,824,943   $ 279,838,040  $ 219,795,876

FEDERAL TAX STATUS

  Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

  At November 30, 1998, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund had net capital loss carryforwards of $84,620,234, $116,388,503, $18,781,340 and
$122,502,193, respectively. These loss carryforwards are available as reductions, to the extent provided in the regulations, of future net realized capital gains, and will expire between November 30, 1999 and November 30, 2006. To the extent that such losses are used to offset future net realized capital gains, it is probable that these gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST

  There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                                  CLASS A                    CLASS B                    CLASS C                    CLASS Y
                        ---------------------------  ------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
U.S. GOVERNMENT INCOME
 FUND
SIX MONTHS ENDED MAY 31, 1999:
Shares sold............    1,317,640  $  11,724,126     340,922  $  3,060,221      394,778  $  3,590,972    1,332,131  $ 11,970,962
Shares repurchased.....   (3,567,254)   (32,012,173)   (286,422)   (2,583,860)    (569,018)   (5,154,480)  (1,282,141)  (11,509,276)
Shares converted from
 Class B to Class A....      648,966      5,865,846    (648,843)   (5,865,846)     --            --           --            --
Dividends reinvested...      461,181      4,161,678      28,182       254,522       44,794       403,739       36,879       332,124
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (1,139,467) $ (10,260,523)   (566,161) $ (5,134,963)    (129,446) $ (1,159,769)      86,869  $    793,810
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30, 1998:
Shares sold............      505,416  $   4,607,694     954,146  $  8,719,746      636,935  $  5,801,537    2,133,805  $ 19,273,819
Shares repurchased.....   (5,910,608)   (53,488,228) (1,135,313)  (10,275,294)  (1,153,391)  (10,446,958)  (1,704,454)  (15,398,914)
Shares converted from
 Class B to Class A....    2,084,528     18,889,153  (2,084,528)  (18,889,153)     --            --           --            --
Dividends reinvested...    1,003,345      9,097,712      93,443       846,696       96,378       873,028       64,246       582,323
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (2,317,319) $ (20,893,669) (2,172,252) $(19,598,005)    (420,078) $ (3,772,393)     493,597  $  4,457,228
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

LOW DURATION U.S.
 GOVERNMENT INCOME FUND
SIX MONTHS ENDED MAY 31, 1999:
Shares sold............   16,518,704  $  38,991,566   1,247,569  $  2,955,093    3,350,810  $  7,953,479    1,725,500  $  4,088,577
Shares repurchased.....  (23,137,072)   (54,751,383)   (694,256)   (1,644,879)  (5,688,921)  (13,496,307)    (445,460)   (1,056,838)
Shares converted from
 Class B to Class A....      639,802      1,511,291    (639,802)   (1,511,291)     --            --           --            --
Dividends reinvested...      440,484      1,044,335      48,391       114,667      498,666     1,181,659       37,830        89,590
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (5,538,082) $ (13,204,191)    (38,098) $    (86,410)  (1,839,445) $ (4,361,169)   1,317,870  $  3,121,329
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

YEAR ENDED NOVEMBER 30, 1998:
Shares sold............   60,572,974  $ 144,153,539   2,117,211  $  5,048,319    3,615,697  $  8,612,728    1,791,809  $  4,261,818
Shares repurchased.....  (49,261,371)  (117,238,751) (1,462,663)   (3,479,225) (10,439,963)  (24,828,123)  (1,218,491)   (2,899,709)
Shares converted from
 Class B to Class A....      476,836      1,135,207    (476,915)   (1,135,207)     --            --           --            --
Dividends reinvested...      691,659      1,648,506     107,228       255,055    1,217,274     2,896,014       37,708        89,856
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   12,480,098  $  29,698,501     284,861  $    688,942   (5,606,992) $(13,319,381)     611,026  $  1,451,965
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST (CONCLUDED)

                                  CLASS A                    CLASS B                    CLASS C                    CLASS Y
                        ---------------------------  ------------------------  -------------------------  -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
INVESTMENT GRADE
 INCOME FUND
SIX MONTHS ENDED MAY 31, 1999:
Shares sold............    1,861,715  $  19,606,691     506,583  $  5,362,563      927,458  $  9,888,420      178,586  $  1,884,680
Shares repurchased.....   (2,351,059)   (24,790,656)   (471,681)   (4,966,034)    (907,032)   (9,635,887)     (65,742)     (693,359)
Shares converted from
 Class B to Class A....      605,359      6,401,459    (605,472)   (6,401,459)     --            --           --            --
Dividends reinvested...      339,073      3,576,171      53,495       564,321       46,585       491,414        9,837       103,668
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............      455,088  $   4,793,665    (517,075) $ (5,440,609)      67,011  $    743,947      122,681  $  1,294,989
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
YEAR ENDED NOVEMBER 30, 1998:
Shares sold............    2,041,843  $  22,290,767   1,696,765  $ 18,472,491    1,184,652  $ 12,935,515      302,126  $  3,289,469
Shares repurchased.....   (3,390,614)   (37,003,109) (1,020,396)  (11,101,156)    (775,320)   (8,463,655)     (60,627)     (660,864)
Shares converted from
 Class B to Class A....    1,114,869     12,177,257  (1,115,095)  (12,177,257)     --            --           --            --
Dividends reinvested...      701,098      7,648,985     117,112     1,277,379       91,680       999,801        6,857        74,536
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............      467,196  $   5,113,900    (321,614) $ (3,528,543)     501,012  $  5,471,661      248,356  $  2,703,141
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

HIGH INCOME FUND
SIX MONTHS ENDED MAY 31, 1999:
Shares sold............    7,781,328  $  50,754,151   3,866,909  $ 25,401,037    2,357,656  $ 15,502,110      176,862  $  1,166,688
Shares repurchased.....  (13,531,828)   (88,869,582) (4,152,758)  (27,220,872)  (3,059,271)  (20,129,996)    (197,649)   (1,282,736)
Shares converted from
 Class B to Class A....    2,645,786     17,352,357  (2,647,605)  (17,352,357)     --            --           --            --
Dividends reinvested...      936,293      6,146,205     522,703     3,427,890      404,420     2,658,265       20,234       132,602
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............   (2,168,421) $ (14,616,869) (2,410,751) $(15,744,302)    (297,195) $ (1,969,621)        (553) $     16,554
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
YEAR ENDED NOVEMBER 30, 1998:
Shares sold............   13,694,125  $  97,142,363   8,040,949  $ 59,468,319    5,202,992  $ 38,470,183      594,839  $  4,466,349
Shares repurchased.....  (16,000,259)  (117,628,189) (9,418,944)  (69,303,434)  (6,199,014)  (45,640,962)    (214,727)   (1,633,957)
Shares converted from
 Class B to Class A....    3,996,052     30,045,750  (3,997,285)  (30,045,750)     --            --           --            --
Dividends reinvested...    1,478,031     10,911,350     962,985     7,113,261      703,058     5,198,786       15,900       111,699
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease)............    3,167,949  $  20,471,274  (4,412,295) $(32,767,604)    (292,964) $ (1,971,993)     396,012  $  2,944,091
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------
                        ------------  -------------  ----------  ------------  -----------  ------------  -----------  ------------

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS A
                                          -----------------------------------------------------------------------------------
                                             FOR THE
                                           SIX MONTHS
                                          ENDED MAY 31,                    FOR THE YEARS ENDED NOVEMBER 30,
                                              1999        -------------------------------------------------------------------
                                           (UNAUDITED)       1998          1997          1996          1995          1994
                                          -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period....  $     9.20      $   8.94      $   8.86      $   9.12      $   8.50      $  10.03
                                               -----         -----         -----      -----------   -----------   -----------
Net investment income...................        0.25          0.51          0.54          0.55          0.58          0.60
Net realized and unrealized gains
 (losses) from investments,
 futures and options....................       (0.41)         0.26          0.08         (0.26)         0.62         (1.53)
                                               -----         -----         -----      -----------   -----------   -----------
Net increase (decrease) from investment
 operations.............................       (0.16)         0.77          0.62          0.29          1.20         (0.93)
                                               -----         -----         -----      -----------   -----------   -----------
Dividends from net investment income....       (0.25)        (0.51)        (0.54)        (0.55)        (0.58)        (0.60)
                                               -----         -----         -----      -----------   -----------   -----------
Net asset value, end of period..........  $     8.79      $   9.20      $   8.94      $   8.86      $   9.12      $   8.50
                                               -----         -----         -----      -----------   -----------   -----------
                                               -----         -----         -----      -----------   -----------   -----------
Total investment return(1)..............       (1.76)%        9.06%         7.27%         3.39%        14.70%        (9.62)%
                                               -----         -----         -----      -----------   -----------   -----------
                                               -----         -----         -----      -----------   -----------   -----------
Ratios/Supplemental data:
Net assets, end of period (000's).......    $256,152         $278,483      $291,470      $343,836      $430,285      $428,722
Expenses to average net assets..........        1.03%*        1.03%         0.94%         0.94%         1.03%(2)      0.95%
Net investment income to average net
 assets.................................        5.57%*        5.69%         6.15%         6.24%         6.65%(2)      6.48%
Portfolio turnover rate.................         225%          370%          322%          359%          206%          358%

-----------------

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

                                              CLASS B
           -----------------------------------------------------------------------------
             FOR THE
            SIX MONTHS
            ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
             31, 1999     --------------------------------------------------------------
           (UNAUDITED)       1998         1997         1996         1995         1994
           ------------   ----------   ----------   ----------   ----------   ----------
           $     9.20     $   8.94     $   8.87     $   9.12     $   8.50     $  10.03
                -----        -----        -----     ----------   ----------   ----------
                 0.21         0.44         0.47         0.48         0.51         0.53

                (0.41)        0.26         0.07        (0.25)        0.63        (1.53)
                -----        -----        -----     ----------   ----------   ----------
                (0.20)        0.70         0.54         0.23         1.14        (1.00)
                -----        -----        -----     ----------   ----------   ----------
                (0.21)       (0.44)       (0.47)       (0.48)       (0.52)       (0.53)
                -----        -----        -----     ----------   ----------   ----------
           $     8.79     $   9.20     $   8.94     $   8.87     $   9.12     $   8.50
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
                (2.17)%       8.16%        6.34%        2.72%       13.81%      (10.31)%
                -----        -----        -----     ----------   ----------   ----------
                -----        -----        -----     ----------   ----------   ----------
              $17,309      $23,318      $42,097      $61,873      $82,469      $99,581
                 1.85%*       1.83%        1.69%        1.70%        1.81%(2)     1.72%
                 4.73%*       4.87%        5.40%        5.47%        5.88%(2)     5.71%
                  225%         370%         322%         359%         206%         358%

                                              CLASS C
           -----------------------------------------------------------------------------
             FOR THE
            SIX MONTHS
            ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
             31, 1999     --------------------------------------------------------------
           (UNAUDITED)       1998         1997         1996         1995         1994
           ------------   ----------   ----------   ----------   ----------   ----------
           $     9.19     $   8.93     $   8.86     $   9.11     $   8.49     $  10.02
                -----     ----------      -----     ----------   ----------   ----------
                 0.23         0.47         0.49         0.50         0.53         0.55
                (0.41)        0.26         0.07        (0.25)        0.63        (1.53)
                -----     ----------      -----     ----------   ----------   ----------
                (0.18)        0.73         0.56         0.25         1.16        (0.98)
                -----     ----------      -----     ----------   ----------   ----------
                (0.23)       (0.47)       (0.49)       (0.50)       (0.54)       (0.55)
                -----     ----------      -----     ----------   ----------   ----------
           $     8.78     $   9.19     $   8.93     $   8.86     $   9.11     $   8.49
                -----     ----------      -----     ----------   ----------   ----------
                -----     ----------      -----     ----------   ----------   ----------
                (2.02)%       8.50%        6.62%        2.98%       14.12%      (10.08)%
                -----     ----------      -----     ----------   ----------   ----------
                -----     ----------      -----     ----------   ----------   ----------
              $22,830      $25,076      $28,132      $37,754      $53,832      $68,400
                 1.55%*       1.54%        1.44%        1.45%        1.55%(2)     1.45%
                 5.06%*       5.17%        5.66%        5.74%        6.17%(2)     5.99%
                  225%         370%         322%         359%         206%         358%

PAINEWEBBER U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS Y
                                            -------------------------------------------------------------------------
                                              FOR THE
                                             SIX MONTHS
                                             ENDED MAY                   FOR THE YEARS ENDED NOVEMBER 30,
                                              31, 1999       --------------------------------------------------------
                                            (UNAUDITED)        1998        1997        1996        1995        1994
                                            ------------     --------    --------    --------    --------    --------
Net asset value, beginning of period....    $     9.19       $   8.93    $   8.86    $   9.11    $   8.49    $  10.02
                                                 -----       --------    --------    --------    --------    --------
Net investment income...................          0.26           0.54        0.56        0.57        0.61        0.62
Net realized and unrealized gains
 (losses) from investments,
 futures and options....................         (0.41)          0.26        0.07       (0.25)       0.62       (1.53)
                                                 -----       --------    --------    --------    --------    --------
Net increase (decrease) from investment
 operations.............................         (0.15)          0.80        0.63        0.32        1.23       (0.91)
                                                 -----       --------    --------    --------    --------    --------
Dividends from net investment income....         (0.26)         (0.54)      (0.56)      (0.57)      (0.61)      (0.62)
                                                 -----       --------    --------    --------    --------    --------
Net asset value, end of period..........    $     8.78       $   9.19    $   8.93    $   8.86    $   9.11    $   8.49
                                                 -----       --------    --------    --------    --------    --------
                                                 -----       --------    --------    --------    --------    --------
Total investment return(1)..............         (1.61)%         9.41%       7.43%       3.81%      15.06%      (9.37)%
                                                 -----       --------    --------    --------    --------    --------
                                                 -----       --------    --------    --------    --------    --------
Ratios/Supplemental data:
Net assets, end of period (000's).......       $11,799        $11,547      $6,816      $6,495      $7,957      $4,955
Expenses to average net assets..........          0.71%*         0.71%       0.67%       0.64%       0.71%(2)     0.65%
Net investment income to average net
 assets.................................          5.88%*         5.99%       6.41%       6.53%       6.96%(2)     6.76%
Portfolio turnover rate.................           225%           370%        322%        359%        206%        358%

-----------------

*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees, results would be lower if program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.03%.

                 (This page has been left blank intentionally.)

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                       FOR THE YEARS ENDED NOVEMBER 30,
                                              1999       -------------------------------------------------------------------
                                          (UNAUDITED)        1998         1997        1996        1995            1994
                                          ------------   ------------   ---------   ---------   ---------   ----------------
Net asset value, beginning of period....     $ 2.38         $ 2.37      $   2.35    $   2.34    $   2.25         $ 2.48
                                              -----          -----      ---------   ---------   ---------         -----
Net investment income...................       0.06           0.13          0.13        0.14        0.13           0.12
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................      (0.04)          0.01          0.02        0.01        0.09          (0.29)
                                              -----          -----      ---------   ---------   ---------         -----
Net increase (decrease) in net asset
 value from operations..................       0.02           0.14          0.15        0.15        0.22          (0.17)
                                              -----          -----      ---------   ---------   ---------         -----
Dividends from net investment income....      (0.06)         (0.13)        (0.13)      (0.14)      (0.13)         (0.12)
                                              -----          -----      ---------   ---------   ---------         -----
Contribution to capital from adviser....     --             --             --          --          --              0.06
                                              -----          -----      ---------   ---------   ---------         -----
Net asset value, end of period..........     $ 2.34         $ 2.38      $   2.37    $   2.35    $   2.34         $ 2.25
                                              -----          -----      ---------   ---------   ---------         -----
                                              -----          -----      ---------   ---------   ---------         -----
Total investment return(1)..............       0.79%          6.11%         6.67%       6.46%      10.25%         (4.50)%**
                                              -----          -----      ---------   ---------   ---------         -----
                                              -----          -----      ---------   ---------   ---------         -----
Ratios/Supplemental data:
Net assets, end of period (000's).......    $49,507        $63,606       $33,648     $71,216    $127,961       $158,712
Expenses to average net assets(2).......       0.96%*         1.07%+        1.04%       1.21%       1.15%          0.84%
Net investment income to average net
 assets(2)..............................       4.99%*         5.37%+        5.72%       5.84%       5.89%          5.16%
Portfolio turnover rate.................        115%           411%          359%        210%        242%           246%

---------------

*  Annualized

** Net of $0.06 contribution of capital from adviser. If such contribution had not been made the total investment returns would have been (7.02)% for Class A, (7.74)% for Class B and (7.50%) for Class C.

+ Includes 0.13% of interest expense related to the reverse repurchase agreement entered into during the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A, 1.66% and 4.35% for Class B, and 1.39% and 4.61% for Class C.

                                                                                    CLASS B
                                            ----------------------------------------------------------------------------------------
                                                FOR THE
                                              SIX MONTHS
                                                 ENDED
                                                MAY 31,                           FOR THE YEARS ENDED NOVEMBER 30,
                                                 1999           --------------------------------------------------------------------
                                              (UNAUDITED)         1998         1997         1996         1995             1994
                                            ---------------     --------     --------     --------     ---------     ---------------
Net asset value, beginning of period....        $   2.38        $ 2.37       $ 2.35       $ 2.34       $  2.25       $     2.48
                                                   -----        --------     --------     --------     ---------          -----
Net investment income...................            0.05          0.11         0.11         0.12          0.11             0.10
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................           (0.04)         0.01         0.02         0.01          0.09            (0.29)
                                                   -----        --------     --------     --------     ---------          -----
Net increase (decrease) in net asset
 value from operations..................            0.01          0.12         0.13         0.13          0.20            (0.19)
                                                   -----        --------     --------     --------     ---------          -----
Dividends from net investment income....           (0.05)        (0.11)       (0.11)       (0.12)        (0.11)           (0.10)
                                                   -----        --------     --------     --------     ---------          -----
Contribution to capital from adviser....         --               --           --           --           --                0.06
                                                   -----        --------     --------     --------     ---------          -----
Net asset value, end of period..........        $   2.34        $ 2.38       $ 2.37       $ 2.35       $  2.34       $     2.25
                                                   -----        --------     --------     --------     ---------          -----
                                                   -----        --------     --------     --------     ---------          -----
Total investment return(1)..............            0.42%         5.24%        5.81%        5.60%         9.30%           (5.24)%**
                                                   -----        --------     --------     --------     ---------          -----
                                                   -----        --------     --------     --------     ---------          -----
Ratios/Supplemental data:
Net assets, end of period (000's).......          $7,443        $7,670       $6,949       $7,716        $9,147          $13,382
Expenses to average net assets..........            1.77%*        1.91%+       1.87%        2.03%         2.02%            1.62%
Net investment income to average net
 assets.................................            4.17%*        4.58%+       4.80%        4.99%         5.03%            4.40%
Portfolio turnover rate.................             115%          411%         359%         210%          242%             246%

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                FOR THE
                                              SIX MONTHS
                                                 ENDED
                                                MAY 31,                      FOR THE YEARS ENDED NOVEMBER 30,
                                                 1999         ---------------------------------------------------------------
                                              (UNAUDITED)       1998         1997         1996         1995          1994
                                            ---------------   ---------   ----------   ----------   ----------   ------------
Net asset value, beginning of period....        $   2.38      $  2.37     $   2.35     $   2.34     $   2.25     $     2.47
                                                   -----      ---------      -----        -----        -----          -----
Net investment income...................            0.05         0.12         0.12         0.12         0.12           0.11
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................           (0.04)        0.01         0.02         0.01         0.09          (0.28)
                                                   -----      ---------      -----        -----        -----          -----
Net increase (decrease) in net asset
 value from operations..................            0.01         0.13         0.14         0.13         0.21          (0.17)
                                                   -----      ---------      -----        -----        -----          -----
Dividends from net investment income....           (0.05)       (0.12)       (0.12)       (0.12)       (0.12)         (0.11)
                                                   -----      ---------      -----        -----        -----          -----
Contribution to capital from adviser....         --             --           --           --           --              0.06
                                                   -----      ---------      -----        -----        -----          -----
Net asset value, end of period..........        $   2.34      $  2.38     $   2.37     $   2.35     $   2.34     $     2.25
                                                   -----      ---------      -----        -----        -----          -----
                                                   -----      ---------      -----        -----        -----          -----
Total investment return(1)..............            0.47%        5.46%        6.05%        5.82%        9.60%         (4.99)%**
                                                   -----      ---------      -----        -----        -----          -----
                                                   -----      ---------      -----        -----        -----          -----
Ratios/Supplemental data:
Net assets, end of period (000's).......         $73,230      $78,923      $91,700     $123,203     $180,169       $296,182
Expenses to average net assets..........            1.60%*       1.72%+       1.64%        1.80%        1.75%          1.36%
Net investment income to average net
 assets.................................            4.34%*       4.78%+       5.05%        5.22%        5.31%          4.65%
Portfolio turnover rate.................             115%         411%         359%         210%         242%           246%

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                        CLASS Y
                                          -------------------------------------------------------------------
                                            FOR THE                                              FOR THE
                                           SIX MONTHS                                             PERIOD
                                             ENDED       FOR THE YEARS ENDED NOVEMBER 30,      OCTOBER 20,
                                            MAY 31,                                               1995#
                                              1999       ---------------------------------   TO NOVEMBER 30,
                                          (UNAUDITED)      1998        1997        1996            1995
                                          ------------   ---------   ---------   ---------   ----------------
Net asset value, beginning of period....  $     2.38     $    2.37   $    2.35   $    2.34   $     2.33
                                               -----     ---------   ---------   ---------        -----
Net investment income...................        0.06          0.14        0.14        0.14         0.01
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................       (0.04)         0.01        0.02        0.01         0.01
                                               -----     ---------   ---------   ---------        -----
Net increase (decrease) in net asset
  value from operations.................        0.02          0.15        0.16        0.15         0.02
                                               -----     ---------   ---------   ---------        -----
Dividends from net investment income....       (0.06)        (0.14)      (0.14)      (0.14)       (0.01)
                                               -----     ---------   ---------   ---------        -----
Net asset value, end of period..........  $     2.34     $    2.38   $    2.37   $    2.35   $     2.34
                                               -----     ---------   ---------   ---------        -----
                                               -----     ---------   ---------   ---------        -----
Total investment return(1)..............        0.92%         6.37%       6.87%       6.64%        0.83%
                                               -----     ---------   ---------   ---------        -----
                                               -----     ---------   ---------   ---------        -----
Ratios/Supplemental data:
Net assets, end of period (000's).......      $4,863        $1,810   $     352   $     333   $      321
Expenses to average net assets..........        0.70%*        0.79%+      0.86%       0.99%        0.99%*
Net investment income to average net
  assets................................        5.31%*        5.60%+      5.82%       6.00%        5.87%*
Portfolio turnover rate.................         115%          411%        359%        210%         242%

---------------

#  Commencement of issuance of shares

*  Annualized

+ Includes 0.13% of interest expense related to the reverse repurchase agreement transaction entered into during the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees, results would be lower if program fees were included. Total investment return for periods less than one year has not been annualized.

                 (This page has been left blank intentionally.)

PAINEWEBBER INVESTMENT GRADE INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                   FOR THE YEARS ENDED NOVEMBER 30,
                                              1999       -----------------------------------------------------------
                                          (UNAUDITED)       1998         1997        1996        1995        1994
                                          ------------   -----------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $    10.79     $     10.85   $   10.59   $   10.68   $    9.67   $   11.08
                                              ------     -----------   ---------   ---------   ---------   ---------
Net investment income...................        0.32            0.74        0.74        0.73        0.76        0.77
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................       (0.51)          (0.06)       0.26       (0.09)       1.01       (1.41)
                                              ------     -----------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................       (0.19)           0.68        1.00        0.64        1.77       (0.64)
                                              ------     -----------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.32)          (0.74)      (0.74)      (0.73)      (0.76)      (0.77)
                                              ------     -----------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $    10.28     $     10.79   $   10.85   $   10.59   $   10.68   $    9.67
                                              ------     -----------   ---------   ---------   ---------   ---------
                                              ------     -----------   ---------   ---------   ---------   ---------
Total investment return(1)..............       (1.76)%          6.37%       9.88%       6.33%      18.95%      (5.99)%
                                              ------     -----------   ---------   ---------   ---------   ---------
                                              ------     -----------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $210,911        $216,402    $212,472    $229,117    $258,898    $271,553
Expenses to average net assets..........        0.93%*          0.93%       1.03%       0.94%       0.95%       0.97%
Net investment income to average net
 assets.................................        6.09%*          6.56%       7.07%       7.02%       7.42%       7.50%
Portfolio turnover rate.................         100%            173%        109%        115%        149%        142%

---------------

+  Commencement of issuance of shares.

*  Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees, results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

                                                                          CLASS B
                                          ------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                  FOR THE YEARS ENDED NOVEMBER 30,
                                              1999       ---------------------------------------------------------
                                          (UNAUDITED)      1998        1997        1996        1995        1994
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $    10.79     $   10.85   $   10.58   $   10.67   $    9.67   $   11.07
                                              ------     ---------   ---------   ---------   ---------   ---------
Net investment income...................        0.28          0.65        0.66        0.65        0.68        0.69
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................       (0.51)        (0.06)       0.27       (0.09)       1.00       (1.40)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................       (0.23)         0.59        0.93        0.56        1.68       (0.71)
                                              ------     ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.28)        (0.65)      (0.66)      (0.65)      (0.68)      (0.69)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $    10.28     $   10.79   $   10.85   $   10.58   $   10.67   $    9.67
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............       (2.13)%        5.56%       9.17%       5.54%      17.97%      (6.60)%
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $33,875       $41,124     $44,829     $58,364     $71,372     $69,359
Expenses to average net assets..........        1.69%*        1.69%       1.78%       1.68%       1.70%       1.72%
Net investment income to average net
 assets.................................        5.32%*        5.79%       6.31%       6.27%       6.67%       6.73%
Portfolio turnover rate.................         100%          173%        109%        115%        149%        142%

                                                                          CLASS C
                                          ------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                             ENDED
                                            MAY 31,                  FOR THE YEARS ENDED NOVEMBER 30,
                                              1999       ---------------------------------------------------------
                                          (UNAUDITED)      1998        1997        1996        1995        1994
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $    10.79     $   10.85   $   10.59   $   10.68   $    9.67   $   11.08
                                              ------     ---------   ---------   ---------   ---------   ---------
Net investment income...................        0.30          0.68        0.69        0.68        0.70        0.72
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................       (0.51)        (0.06)       0.26       (0.09)       1.01       (1.41)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) from investment
 operations.............................       (0.21)         0.62        0.95        0.59        1.71       (0.69)
                                              ------     ---------   ---------   ---------   ---------   ---------
Dividends from net investment income....       (0.30)        (0.68)      (0.69)      (0.68)      (0.70)      (0.72)
                                              ------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $    10.28     $   10.79   $   10.85   $   10.59   $   10.68   $    9.67
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Total investment return(1)..............       (2.00)%        5.84%       9.34%       5.80%      18.37%      (6.40)%
                                              ------     ---------   ---------   ---------   ---------   ---------
                                              ------     ---------   ---------   ---------   ---------   ---------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $33,527       $34,457     $29,204     $32,337     $39,150     $45,473
Expenses to average net assets..........        1.43%*        1.42%       1.53%       1.44%       1.45%       1.45%
Net investment income to average net
 assets.................................        5.59%*        6.04%       6.57%       6.51%       6.95%       6.99%
Portfolio turnover rate.................         100%          173%        109%        115%        149%        142%

                                                     CLASS Y
                                          -----------------------------
                                            FOR THE      FOR THE PERIOD
                                           SIX MONTHS     FEBRUARY 18,
                                             ENDED           1998+
                                            MAY 31,         THROUGH
                                              1999        NOVEMBER 30,
                                          (UNAUDITED)         1998
                                          ------------   --------------
Net asset value, beginning of period....  $    10.80     $    10.99
                                              ------         ------
Net investment income...................        0.34           0.57
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................       (0.51)         (0.19)
                                              ------         ------
Net increase (decrease) from investment
 operations.............................       (0.17)          0.38
                                              ------         ------
Dividends from net investment income....       (0.34)         (0.57)
                                              ------         ------
Net asset value, end of period..........  $    10.29     $    10.80
                                              ------         ------
                                              ------         ------
Total investment return(1)..............       (1.62)%         3.51%
                                              ------         ------
                                              ------         ------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $3,818         $2,682
Expenses to average net assets..........        0.66%*         0.62%*
Net investment income to average net
 assets.................................        6.38%*         6.71%*
Portfolio turnover rate.................         100%           173%

PAINEWEBBER HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS A
                                          -----------------------------------------------------------------------------
                                            FOR THE
                                           SIX MONTHS
                                           ENDED MAY                    FOR THE YEARS ENDED NOVEMBER 30,
                                            31, 1999     --------------------------------------------------------------
                                          (UNAUDITED)       1998         1997         1996         1995         1994
                                          ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period....  $     6.66     $   7.63     $   7.35     $   6.96     $   7.14     $   8.73
                                               -----        -----        -----     ----------   ----------   ----------
Net investment income...................        0.35         0.67         0.69         0.72         0.79         0.86
Net realized and unrealized gains
 (losses) from investments..............       (0.10)       (0.99)        0.27         0.37        (0.17)       (1.59)
                                               -----        -----        -----     ----------   ----------   ----------
Net increase (decrease) from investment
 operations.............................        0.25        (0.32)        0.96         1.09         0.62        (0.73)
                                               -----        -----        -----     ----------   ----------   ----------
Dividends from net investment income....       (0.35)       (0.65)       (0.68)       (0.70)       (0.80)       (0.86)
                                               -----        -----        -----     ----------   ----------   ----------
Net asset value, end of period..........  $     6.56     $   6.66     $   7.63     $   7.35     $   6.96     $   7.14
                                               -----        -----        -----     ----------   ----------   ----------
                                               -----        -----        -----     ----------   ----------   ----------
Total investment return(1)..............        3.86%       (4.46)%      13.59%       16.55%        9.01%       (9.20)%
                                               -----        -----        -----     ----------   ----------   ----------
                                               -----        -----        -----     ----------   ----------   ----------
Ratios/Supplemental data:
Net assets, end of period (000's).......    $240,723     $258,559     $272,325     $243,564     $248,619     $268,397
Expenses to average net assets..........        0.92%*       0.91%        0.98%        0.96%        0.93%        0.91%
Net investment income to average net
 assets.................................       10.65%*       9.10%        9.21%       10.10%       11.17%       10.43%
Portfolio turnover rate.................          39%         161%         160%         142%          94%         156%

-----------------

*  Annualized

+  Commencement of issuance of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees, results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

                                   CLASS B
    ----------------------------------------------------------------------
      FOR THE
     SIX MONTHS
     ENDED MAY                FOR THE YEARS ENDED NOVEMBER 30,
      31, 1999     -------------------------------------------------------
    (UNAUDITED)      1998       1997       1996        1995        1994
    ------------   --------   --------   --------   ----------- ----------
       $ 6.65       $  7.63    $  7.35    $  6.95   $      7.14 $     8.72
        -----      --------   --------   --------   -----------      -----
         0.33          0.63       0.63       0.66          0.74       0.80
        (0.10)        (1.01)      0.27       0.39         (0.18)     (1.58)
        -----      --------   --------   --------   -----------      -----
         0.23         (0.38)      0.90       1.05          0.56      (0.78)
        -----      --------   --------   --------   -----------      -----
        (0.32)        (0.60)     (0.62)     (0.65)        (0.75)     (0.80)
        -----      --------   --------   --------   -----------      -----
        $6.56       $  6.65    $  7.63    $  7.35   $      6.95 $     7.14
        -----      --------   --------   --------   -----------      -----
        -----      --------   --------   --------   -----------      -----
         3.63%        (5.32)%    12.76%     15.86%         8.05%     (9.77)%
        -----      --------   --------   --------   -----------      -----
        -----      --------   --------   --------   -----------      -----
     $158,712      $176,997   $236,656   $215,492      $212,946   $235,480
         1.68%*        1.66%      1.73%      1.71%         1.68%      1.64%
         9.89%*        8.30%      8.45%      9.34%        10.42%      9.66%
           39%          161%       160%       142%         % 94        156%

                               CLASS C
    -------------------------------------------------------------            CLASS Y
                                                                   ---------------------------
     FOR THE                                                                        FOR THE
       SIX                                                           FOR THE        PERIOD
     MONTHS                                                        SIX MONTHS    FEBRUARY 20,
    ENDED MAY           FOR THE YEARS ENDED NOVEMBER 30,            ENDED MAY    1998+ THROUGH
    31, 1999    -------------------------------------------------   31, 1999     NOVEMBER 30,
    (UNAUDITED)  1998       1997      1996       1995      1994    (UNAUDITED)       1998
    ---------   -------   --------   -------   --------   -------  -----------   -------------
    $ 6.67      $  7.64    $  7.36   $  6.97   $   7.15   $  8.74    $ 6.65          $ 7.79
    ---------   -------   --------   -------   --------   -------  -----------        -----
      0.33         0.64       0.65      0.68       0.76      0.82      0.36            0.53
     (0.10)       (0.99)      0.27      0.38      (0.18)    (1.59)    (0.09)          (1.14)
    ---------   -------   --------   -------   --------   -------  -----------        -----
      0.23        (0.35)      0.92      1.06       0.58     (0.77)     0.27           (0.61)
    ---------   -------   --------   -------   --------   -------  -----------        -----
     (0.33)       (0.62)     (0.64)    (0.67)     (0.76)    (0.82)    (0.36)          (0.53)
    ---------   -------   --------   -------   --------   -------  -----------        -----
    $ 6.57      $  6.67    $  7.64   $  7.36   $   6.97   $  7.15    $ 6.56          $ 6.65
    ---------   -------   --------   -------   --------   -------  -----------        -----
    ---------   -------   --------   -------   --------   -------  -----------        -----
      3.61%       (4.92)%    13.03%    15.96%      8.45%    (9.62)%     4.15%         (8.43)%
    ---------   -------   --------   -------   --------   -------  -----------        -----
    ---------   -------   --------   -------   --------   -------  -----------        -----
    $95,645     $98,982   $115,757   $94,445   $103,911   $115,196   $2,593          $2,633
      1.42%*       1.41%      1.48%     1.47%      1.44%     1.38%     0.66%*          0.63%*
     10.16%*       8.58%      8.66%     9.60%     10.63%     9.91%    10.96%*          9.78%*
        39%         161%       160%      142%        94%      156%       39%            161%

-----------------------------------------------------------------

TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell

Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Julieanna Berry
VICE PRESIDENT

James F. Keegan
VICE PRESIDENT

Thomas J. Libassi
VICE PRESIDENT

Dennis McCauley
VICE PRESIDENT

Nirmal Singh
VICE PRESIDENT

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


SUB-INVESTMENT ADVISER
(PaineWebber Low Duration U.S. Government Income Fund)

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM.
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
-   High Income Fund
-   Investment Grade Income Fund
-   Low Duration U.S. Government Income Fund
-   Strategic Income Fund
-   U.S. Government Income Fund

TAX-FREE BOND FUNDS
-   California Tax-Free Income Fund
-   Municipal High Income Fund
-   National Tax-Free Income Fund
-   New York Tax-Free Income Fund

STOCK FUNDS
-   Financial Services Growth Fund
-   Growth Fund
-   Growth and Income Fund
-   Mid Cap Fund
-   Small Cap Fund
-   S&P 500 Index Fund
-   Tax-Managed Equity Fund
-   Utility Income Fund

ASSET ALLOCATION FUNDS
-   Balanced Fund
-   Tactical Allocation Fund

GLOBAL FUNDS
-   Asia Pacific Growth Fund
-   Emerging Markets Equity Fund
-   Global Equity Fund
-   Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
-   Aggressive Portfolio
-   Moderate Portfolio
-   Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND
PAINWEBBER
-------------------------------
BOND FUNDS


U.S. GOVERNMENT INCOME FUND


LOW DURATION
U.S. GOVERNMENT
INCOME FUND


INVESTMENT GRADE
INCOME FUND


HIGH INCOME FUND

SEMIANNUAL REPORT
-C-1999 PAINEWEBBER INCORPORATED
MEMBER SIPC

MAY 31, 1999